As filed with the Securities and Exchange Commission on March 1, 2018
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

United States
Securities And Exchange Commission
Washington, D.C. 20549

Form N-1a

Registration Statement Under
The Securities Act Of 1933  ☑
Pre-Effective Amendment No.__  ☐
Post-Effective Amendment No. 68   ☑
and/or
Registration Under The
Investment Company Act Of 1940  ☑
Amendment No. 69
(Check appropriate box or boxes)

Homestead Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code:
(703) 907-6366
Jack Delaney, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
Copies to:
Bryan Chegwidden, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective:
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☐    on                                pursuant to paragraph (b) of Rule 485
☒    60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐    on                                pursuant to paragraph (a)(1) of Rule 485
☐    75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐    on                                pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus
[May 1, 2018]
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Daily Income Fund
Fund Summaries | Inception: November 19, 1990
Investment Objective
The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Acquired Fund Fees and Expenses	[_.__%]
Total Annual Fund Operating Expenses (a)	[_.__%]
(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 53 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$70]	[$221]	[$384]	[$859]
Principal Investment Strategies
The Daily Income Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (“Rule 2a-7”). The Fund may include in this 99.5% test other money market funds that qualify as government money market funds under Rule 2a-7 (“government money market funds”). Because the Daily Income Fund is a “money market fund” and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.
The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.
The securities purchased by the Fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”). RE Advisers Corporation (“RE Advisers”) may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.
The Fund maintains a dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of 60 days or less and a dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of 120 days or less.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
An investment in the Daily Income Fund is also subject to the following principal risks:
Asset-Backed and Mortgage-Backed Securities Risk    The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and

Fund Summaries
2

Daily Income Fund (Continued)
extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Debt Securities Risks
Credit risk:    the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension risk:    the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk:    the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
Income Risk    The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Investments in Other Investment Companies Risk    The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Money Market Securities Risk    The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Repurchase Agreements Risk    The Fund’s investment return on repurchase agreements will depend on the counterparty’s

Fund Summaries
3

Daily Income Fund (Continued)
willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
U.S. Government Securities Risk    The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
Variable and Floating-Rate Securities Risk    The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1, 5 and 10 years . The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[1.17%]
Worst Quarter:
[0.002%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[0.01%]	[0.01%]	[0.7%]
For the Fund’s 7-day yield, call 800.258.3030.
Fund Management
Investment Adviser
RE Advisers Corporation
Portfolio Manager
Marc Johnston is the Money Market Portfolio Manager for RE Advisers. Mr. Johnston has managed the Fund since May 2015.
Other Important Fund Information
For important information about the purchase and sale of Fund shares and tax information, please see page 28 of this prospectus.

Fund Summaries
4

Short-Term Government Securities Fund
Fund Summaries | Inception: May 1, 1995
Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income from investments in a portfolio of securities backed by the full faith and credit of the U.S. Government.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expenses Waived by RE Advisers (a)	[_.__%]
Total Annual Fund Operating Expenses After Waivers	[_.__%]
(a)	RE Advisers has contractually agreed, through at least [May 1, 2019], to limit the Fund’s operating expenses to an amount not to exceed 0.75%. Operating expenses exclude interest: taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, [except for any expense reimbursement which is only in effect during the first year]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$77}	[$246]	[$430]	[$963]
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [26%] of the average value of its portfolio.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:
•	U.S. Treasury securities
•	securities issued by U.S. Government agencies and instrumentalities
•	other securities whose principal and interest payments are guaranteed by the U.S. Government.
In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.
The Fund may also invest in other types of securities, including municipal bonds, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial paper, asset-backed securities, corporate bonds and money market securities.
In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Fund Summaries
5

Short-Term Government Securities Fund (Continued)
Asset-Backed and Mortgage-Backed Securities Risk    The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Commercial Paper Risk    Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Corporate Bond Risk    Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Debt Securities Risks
Credit risk:    the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension risk:    the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk:    the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
Income Risk    The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

Fund Summaries
6

Short-Term Government Securities Fund (Continued)
Money Market Securities Risk    The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Municipal Bond Risk     Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
U.S. Government Securities Risk    The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[2.87%]
Worst Quarter:
[-1.07%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[0.45%]	[0.57%]	[2.08%]
Returns after taxes on distributions	[0.09%]	[0.16%]	[1.36%]
Returns after taxes on distributions and sale of fund shares	[0.26%]	[0.26%]	[1.34%]
ICE BofA Merrill Lynch 1-5 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	[1.09%]	[0.8%]	[2.77%]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ

Fund Summaries
7

Short-Term Government Securities Fund (Continued)
from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
For the Fund’s current yield, call 800.258.3030.
Fund Management
Investment Adviser
RE Advisers Corporation
Portfolio Manager
Mauricio Agudelo and Doug Kern, CFA are the co-managers of the Short-Term Government Securities Fund. Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since May 2016. Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed the Fund since its inception.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
8

Short-Term Bond Fund
Fund Summaries | Inception: November 5, 1991
Investment Objective
The Short-Term Bond Fund seeks a high level of income consistent with maintaining minimum fluctuation of principal by investing in high-quality, short-term debt securities.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$78]	[$243]	[$422}	[$942]
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [31%] of the average value of its portfolio.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation). These investments may include:
•	commercial paper
•	corporate bonds
•	U.S. Treasury securities
•	securities issued or guaranteed by U.S. Government entities, agencies or instrumentalities
•	municipal bonds
•	U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)
•	asset-backed and mortgage-backed securities
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.
In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:
Asset-Backed and Mortgage-Backed Securities Risk    The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Fund Summaries
9

Short-Term Bond Fund (Continued)
Commercial Paper Risk    Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Corporate Bond Risk    Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Debt Securities Risks
Credit risk:    the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension risk:    the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk:    the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
Foreign Risk    Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Income Risk    The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

Fund Summaries
10

Short-Term Bond Fund (Continued)
Municipal Bond Risk     Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
U.S. Government Securities Risk    The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[6.53%]
Worst Quarter:
[-2.13%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[1.75%]	[1.98%]	[3.39%]
Returns after taxes on distributions	[1.08%]	[1.28%]	[2.17%]
Returns after taxes on distributions and sale of fund shares	[1.00%]	[1.22%]	[2.15%]
ICE BofA Merrill Lynch 1-5 Year Corp./Gov. Index (reflects no deduction for fees, expenses, or taxes)	[1.62%]	[1.39%]	[3.08%]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
For the Fund’s current yield, call 800.258.3030.
Fund Management
Investment Adviser
RE Advisers Corporation
Portfolio Manager
Mauricio Agudelo and Doug Kern, CFA are the co-managers of the Short-Term Bond Fund. Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since May 2016. Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed the Fund since its inception.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
11

Stock Index Fund
Fund Summaries | Inception: October 28, 1999
Investment Objective
The Stock Index Fund is a stock fund that seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (a) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses
Administrative Expenses	[_.__%]
Other Fund Expenses	[_.__%]
Total Other Expenses	[_.__%]
Total Annual Fund Operating Expenses (a)	[_.__%]
(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Stock Index Fund’s share of allocated expenses of the Master Portfolio (as defined below).
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$59]	[$186}	[$324]	[$727]
Portfolio Turnover
The Master Portfolio (as defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio's turnover rate was [4%] of the average value of its portfolio.
Principal Investment Strategies
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).
The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives and investment strategies. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio.
Under normal circumstances, at least 90% of the value of the Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.
The Master Portfolio seeks to replicate the total return performance of the Index by investing the Master Portfolio’s assets so that the percentage of assets of the Master Portfolio invested in a given stock is approximately the same as the percentage such stock represents in the Index. No attempt is made to manage the Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the Index. The Master Portfolio is normally rebalanced quarterly during the months of March, June, September and December. In addition, the Master Portfolio may make interim changes in line with the Index.
The Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by

Fund Summaries
12

Stock Index Fund (Continued)
BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, or its affiliates.
The Master Portfolio reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:
Concentration Risk    To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
Derivatives Risk    The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Index Fund Risk    An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
Index-Related Risk    There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Master/Feeder Structure Risk    The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
Passive Investment Risk    Because BFA does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
Tracking Error Risk    Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the

Fund Summaries
13

Stock Index Fund (Continued)
Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[15.74%]
Worst Quarter:
[-22.07%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[11.33%]	[14.04%]	[6.37%]
Returns after taxes on distributions	[10.61%]	[13.33%]	[5.72%]
Returns after taxes on distributions and sale of fund shares	[6.41%]	[10.91%]	[4.77%]
Standard & Poor's 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	[11.96%]	[14.66%]	[6.95%]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Master Portfolio Investment Adviser
BlackRock Fund Advisors
Master Portfolio Management Team
Greg Savage, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since January 2008.
Alan Mason, Managing Director at BFA, has been a member of the Master Portfolio Management Team since February 2014.
Jennifer Hsui, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.
Creighton Jue, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.
Rachel Aguirre, Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
14

Value Fund
Fund Summaries | Inception: November 19, 1990
Investment Objective
The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$63]	[$199]	[$346]	[$774]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [9%] of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests in stocks of companies selling below what RE Advisers believes to be their fundamental value. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of U.S. and non-U.S. companies with market capitalizations of $2 billion or greater. On December 31, 2017, the weighted average market capitalization for all of the companies held in the portfolio was $[121.4 billion]. Up to 20% of the Fund’s assets may be invested in other types of securities, including preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants, debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, and money market securities. The Fund’s investments in non-U.S. companies and other issuers may include, without limitation, American Depositary Receipts (“ADRs”), emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.
To determine whether a stock is undervalued, RE Advisers considers, among other factors, potential earning power, financial debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other

Fund Summaries
15

Value Fund (Continued)
occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Foreign Risk    Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Money Market Securities Risk    The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Value Style Risk    The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. As of January 1, 2017, the S&P 500 Value Index replaced the S&P 500 Stock Index as the primary benchmark for the Fund because the S& P 500 Value Index more closely reflects the market sectors and type of stocks in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Fund Summaries
16

Value Fund (Continued)
Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[17.96%]
Worst Quarter:
[-23.27%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[12.26%]	[14.16%]	[6.38%]
Returns after taxes on distributions	[9.33%]	[12.6%]	[5.28%]
Returns after taxes on distributions and sale of fund shares	[8.47%]	[10.88%]	[4.71%]
Standard & Poor's 500 Value Index (reflects no deduction for fees, expenses, or taxes)	[17.4%]	[14.69%]	[5.5%]
Standard & Poor's 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	[11.96%]	[14.66%]	[6.95%]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
RE Advisers Corporation
Portfolio Managers
Mark Ashton, CFA, and Prabha Carpenter, CFA, are the co-managers of the Value Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since May 2014.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
17

Growth Fund
Fund Summaries | Inception: January 22, 2001
Investment Objective
The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expenses Waived by RE Advisers (a)	[_.__%]
Total Annual Fund Operating Expenses After Waivers	[_.__%]
(a)	RE Advisers has contractually agreed, through at least [May 1, 2019], to limit the Fund’s operating expenses to an amount not to exceed 0.95%. Operating expenses exclude interest: taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, [except for any expense reimbursement which is only in effect during the first year]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$97]	[$309]	[$539]	[$1,199]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [39%] of the average value of its portfolio.
Principal Investment Strategies
In taking a growth approach to stock selection, the Fund normally will invest at least 80% of net assets (including any borrowings for investment purposes) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $[460 million to $547 billion] in capitalization as of [___________, 2017] (the median market capitalization as of March 31, 2018, was approximately $[9.1 billion], and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time. The Fund may continue to hold securities of a portfolio company that subsequently depreciates below the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of large-capitalization companies at any given time. The Fund will not cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.
The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with what it expects to have an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, however, T. Rowe Price may deviate from its normal investment approach. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Fund Summaries
18

Growth Fund (Continued)
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
While most of the Fund’s assets typically will be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its investment objective.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Foreign Risk    Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Growth Style Risk    The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the subadviser’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Market Capitalization Risk    Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of

Fund Summaries
19

Growth Fund (Continued)
market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns*
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[19.54%]
Worst Quarter:
[-21.77%]

Average Annual Total Returns* periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[2.54%]	[15.44%]	[9.34%]
Returns after taxes on distributions	[2.14%]	[14.07%]	[8.39%]
Returns after taxes on distributions and sale of fund shares	[1.73%]	[12.35%]	[7.58%]
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	[7.08%]	[14.5%]	[8.33%]
Standard & Poor's 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	[11.96%]	[14.66%]	[6.95%]
*	For periods prior to December 5, 2008, the performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index®.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
RE Advisers Corporation
Subadviser
T. Rowe Price Associates, Inc.
Portfolio Manager
Taymour R. Tamaddon CFA is the Fund’s portfolio manager. Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). He has managed the Fund since January 2017.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
20

Small-Company Stock Fund
Fund Summaries | Inception: March 4, 1998
Investment Objective
The Small-Company Stock Fund seeks long-term growth of capital for the long-term investor.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, [except for any expense reimbursement which is only in effect during the first year]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$91]	[$284]	[$493]	[$1,096]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [14%] of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests in stocks of companies selling at prices below what RE Advisers believes to be their fundamental value.
To determine whether a stock is undervalued, RE Advisers considers, among other factors, potential earning power, financial debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.
Stock selection for the Small-Company Stock Fund may also include an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies represented in the Russell 2000 Index. However, RE Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, is no longer within the range of the market capitalization of the companies represented in the Russell 2000 Index. On December 31, 2017, the weighted average market capitalization for companies held in the Fund’s portfolio was $[3.0 billion], and for companies in the Russell 2000 Index, the weighted average market capitalization was $[2.1 billion]. As [________, 2017], the market capitalization of companies in the Russell 2000 index ranged from $[133 million to $3.9 billion].
Up to 20% of the Fund’s assets may be invested in other types of securities including: short-term debt securities; money market securities; other investment companies, including open-end funds, closed-end funds and exchange-traded funds; U.S. dollar-denominated securities of foreign issuers; and investment-grade debt securities convertible into or exchangeable for common stocks.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity

Fund Summaries
21

Small-Company Stock Fund (Continued)
securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Foreign Risk    Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Investments in Other Investment Companies Risk    The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
Investments in Small- and Mid-Size Companies    Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Money Market Securities Risk    The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Value Style Risk    The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments

Fund Summaries
22

Small-Company Stock Fund (Continued)
in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[23.62%]
Worst Quarter:
[-24.38%]

Average Annual Total Returns periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[18.85%]	[14.73%]	[9.97%]
Returns after taxes on distributions	[18.09%]	[14.08%]	[9.47%]
Returns after taxes on distributions and sale of fund shares	[11.14%]	[11.68%]	[8.05%]
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	[21.31%]	[14.46%]	[7.07%]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
RE Advisers Corporation
Portfolio Managers
Mark Ashton, CFA, and Prabha Carpenter, CFA, are the co-managers of the Small-Company Stock Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since May 2014.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
23

International Equity Fund
Fund Summaries | Inception: January 22, 2001
Investment Objective
The International Equity Fund (the “Fund”) seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[_.__%]
Other Expenses	[_.__%]
Total Annual Fund Operating Expenses	[_.__%]
Expenses Waived or Reimbursed by RE Advisers (a),(b)	[_.__%]
Total Annual Fund Operating Expenses After Waiver/Reimbursement (b)	[_.__%]
(a)	RE Advisers has contractually agreed, through at least [May 1, 2019], to limit the Fund’s operating expenses to an amount not to exceed 0.99%. Operating expenses exclude interest: taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
(b)	[Expenses Waived or Reimbursed by RE Advisers and Total Annual Fund Operating Expenses After Waiver/Reimbursement have been restated to reflect the current expense limitation arrangement.]
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, [except for any expense reimbursement which is only in effect during the first year]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
[$99]	[$414]	[$751]	[$1,704]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [112%] of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
The Fund invests primarily in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that it believes are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to estimates of their fair value. In an effort to reduce its volatility, the Fund seeks to be diversified across dimensions of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 10 countries.
The Fund will normally invest broadly in equity securities of companies domiciled in the global developed, emerging, and frontier markets, excluding the U.S. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be

Fund Summaries
24

International Equity Fund (Continued)
denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Fund may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.
Principal Risks
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:
Currency Risk    Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
Depositary Receipts Risk    depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
Derivatives Risk    The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
Emerging and Frontier Market Risk    The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Foreign Risk     Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries

Fund Summaries
25

International Equity Fund (Continued)
are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Issuer Risk    The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk     The risk that the manager’s decisions, particularly security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown for the Fund includes historical performance of the Fund for the periods prior to January 15, 2016. As of January 15, 2016, Harding Loevner was appointed as the subadviser to the Fund and the Fund adopted its current investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns*
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
[21.51%]
Worst Quarter:
[-21.02%]

Average Annual Total Returns* periods ended 12/31/17
	1 YR	5 YR	10 YR
Returns before taxes	[4.85%]	[5.97%]	[0.37%]
Returns after taxes on distributions	[4.43%]	[4.61%]	[-0.87%]
Returns after taxes on distributions and sale of fund shares	[2.75%]	[4.03%]	[-0.18%]
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	[1.00%]	[6.53%]	[0.75%]
*	Performance information for the International Equity Fund (formerly the International Value Fund) reflects its investment as an actively managed fund subadvised by Mercator Asset Management from December 31, 2006 to September 14, 2015, as a passively managed portfolio directed by SSgA Funds Management, Inc. from September 15, 2015 to

Fund Summaries
26

International Equity Fund (Continued)
January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
RE Advisers Corporation
Subadviser
Harding Loevner LP
Portfolio Management Team
Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West serve as the portfolio managers of the Fund. Mr. Roll and Mr. Walsh have held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016 and Mr. Todd has held this position since January 2017. Mr. Crawshaw has held his position since January 2018. Messrs. Roll and Walsh are the lead portfolio managers.
Other Important Fund Information
For important information about the purchase and sale of Fund shares , tax information and financial intermediary compensation, please see page 28 of this prospectus.

Fund Summaries
27

Other Important Fund Information

Purchase and Sale of Fund Shares
You can buy, sell (redeem) or exchange shares of the Funds on any business day, normally any day that the New York Stock Exchange (“NYSE”) is open for regular trading.
You can purchase, sell or exchange shares of the Funds either through a financial professional or directly from the Funds.
For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.
Tax Information
Each Fund intends to make distributions that will be taxed as ordinary income or capital gains.
Financial Intermediary Compensation
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summaries
28

Additional Information About the Funds

A Note Regarding Debt Obligations
Generally, this Prospectus uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities.
Daily Income Fund
The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio. Because the Daily Income Fund is a “money market fund” and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.
The Fund will invest at least 99.5% of its total assets in the following:
•	U.S. government securities
•	repurchase agreements that are fully collateralized in accordance with Rule 2a-7
•	other government money market funds and cash
The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.
The securities purchased by the Fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the SEC. RE Advisers may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.
While the Fund’s Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.
Credit Quality
Subject to the Fund’s investment policies noted above, the Fund invests in short-term debt securities that, at the time of investment, are eligible securities. Generally, an eligible security is a security that has a remaining maturity of 397 days or less and that the Fund’s Board of Directors or RE Advisers determines presents minimal credit risks.
Maturity
The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund’s investments is limited to 120 days or less. In addition, the Fund will not acquire any instrument with a remaining maturity of greater than 397 days.
Liquidity
The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.
The Fund also must hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Short-Term Government Securities Fund
The Short-Term Government Securities Fund seeks a high level of current income from investments in a portfolio of securities backed by the full faith and credit of the U.S.

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Additional Information About the Funds (Continued)
Government. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer term bond funds.
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:
•	U.S. Treasury securities
•	securities issued by U.S. Government agencies and instrumentalities
•	other securities whose principal and interest payments are guaranteed by the U.S .Government.
The Fund may also invest in other types of securities, including municipal bonds, mortgage pass-through securities, CMOs, asset-backed securities, commercial paper, corporate bonds and money market securities.
In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads. Most of the Fund’s securities are held to maturity. Sales of portfolio securities are infrequent, but RE Advisers will sell holdings to take advantage of market opportunities, or when other more attractive opportunities are available.
Credit Quality
The Fund will normally invest at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government.
Maturity
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Short-Term Bond Fund
The Short-Term Bond Fund seeks a high level of income consistent with maintaining minimum fluctuation of principal by investing in high-quality, short-term debt securities. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer-term bond funds.
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by an NRSRO.
These investments may include:
•	commercial paper
•	corporate bonds
•	U.S. Treasury securities
•	securities issued or guaranteed by U.S. Government entities, agencies or instrumentalities
•	municipal bonds
•	U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)
•	asset-backed and mortgage-backed securities
In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value. Most of the Fund’s securities are held to maturity. Sales of portfolio securities are infrequent, but RE Advisers will sell holdings to take advantage of market opportunities, such as debt tenders or buybacks, or when other more attractive opportunities are available.
Credit Quality
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by an NRSRO. The Fund may invest up to 5% of its net assets (measured at the time of purchase) in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers.
Maturity
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Stock Index Fund
The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation) and dividend or interest income. Because the underlying investments—generally consisting of stocks and other securities that function like stocks—are inherently

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Additional Information About the Funds (Continued)
volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.
The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio.
Under normal circumstances, at least 90% of the value of the Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Master Portfolio’s benchmark index increased or decreased. The Master Portfolio’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Master Portfolio’s expenses, the amount of cash and cash equivalents held by the Master Portfolio, the manner in which the total return of the Master Portfolio’s benchmark index is calculated; the size of the Master Portfolio’s investment portfolio; and the timing, frequency and size of purchases of interests and withdrawals.
The Master Portfolio seeks to replicate the total return performance of the Index by investing the Master Portfolio’s assets so that the percentage of assets of the Master Portfolio invested in a given stock is approximately the same as the percentage such stock represents in the Index. No attempt is made to manage the Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the Index. The Master Portfolio is normally rebalanced quarterly, during the months of March, June, September and December. In addition, the Master Portfolio may make interim changes in line with the Index.
The Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates.
Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. This is what the Master Portfolio does.
The Master Portfolio is designed for investors who desire a convenient way to invest in a broad spectrum of U.S. large cap stocks. Although this market has increased in value over the long-term, it fluctuates and has also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.
The Master Portfolio does not by itself constitute a balanced investment program. Diversifying your investments by buying shares in other funds may improve your long-term return as well as reduce volatility.
The Master Portfolio reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry.
Master-Feeder Structure
The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with substantially the same investment objective. The master index fund purchases securities for investment. This structure works as follows:
Investor purchases shares of…
    Feeder index fund which invests in…
        Master index fund which buys…
            Investment securities.
The Fund can withdraw its investment in the Master Portfolio at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.
Index Description and Construction
The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). Standard & Poor’s (“S&P”) does not sponsor, endorse, sell or promote the Fund or the Master Portfolio, nor is it affiliated in any way with BlackRock, BFA, the Fund or the Master

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Portfolio. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (a division of McGraw-Hill Financial) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or the Master Portfolio.
The past performance of the Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of interests of the Master Portfolio or to any other person or entity, as to results to be obtained by the Master Portfolio from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Value Fund
The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund generally invests in stocks of companies selling below what RE Advisers believes to be their fundamental value. Because of the volatility inherent in equity investing, the Value Fund is best suited for long-term investors.
Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of U.S. and non-U.S. companies with market capitalizations of $2 billion or greater. On December 31, 2017, the weighted average market capitalization for all of the companies held in the portfolio was $[121.4 billion]. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.
Up to 20% of the Fund’s assets may be invested in other types of securities, including:
•	preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants
•	debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers
•	money market securities. The Fund may invest in money market securities in order to, among other reasons, reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation
The Fund’s investments in non-U.S. companies and other issuers may include, without limitation, American Depositary Receipts (“ADRs”), emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets. The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.
RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:
•	the relationship of a company’s potential earning power to the current market price of its stock
•	the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies
•	any competitive advantages, including well-recognized trademarks or brand names
Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.
There are a number of reasons why a stock may be trading at a discount to what RE Advisers believes is its fundamental value. For example, the company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. RE Advisers considers selling a portfolio holding when a holding’s valuation appears to be excessive, company fundamentals deteriorate, or better opportunities are found.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Growth Fund
The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies. The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.
In taking a growth approach to stock selection, the Fund normally will invest at least 80% of net assets (including any borrowings for investment purposes) in the common stocks of large companies. A large company is defined as one whose

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Additional Information About the Funds (Continued)
market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $460 million to $547 billion in capitalization as of May 27, 2016 (the median market capitalization as of March 31, 2017, was approximately $9.1 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time. The Fund may continue to hold securities of a portfolio company that subsequently depreciates below the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of large-capitalization companies at any given time. The Fund will not cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The approach of the Fund’s subadviser, T. Rowe Price, generally is to look for companies with what it expects to have an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, however, T. Rowe Price may deviate from its normal investment approach. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While most of the Fund’s assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks in keeping with its investment objective. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Please turn to page 36 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.
Small-Company Stock Fund
The Small-Company Stock Fund seeks long-term growth of capital for the long-term investor. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.
The Fund generally invests in stocks of companies selling at prices below what RE Advisers believes to be their fundamental value. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies.
Under normal circumstances, the Small-Company Stock Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. However, RE Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, is no longer within the range of the market capitalization of the companies represented in the Russell 2000 Index. On December 31, 2017, the weighted average market capitalization for companies held in the Fund’s portfolio was $[3.0 billion], and for companies in the Russell 2000 Index, the weighted average market capitalization was $[2.1 billion]. As [________, 2017], the market capitalization of companies in the Russell 2000 index ranged from $133 million to $3.9 billion. Market capitalization is a measure of a company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.
Up to 20% of the Fund’s assets may be invested in other types of securities including:
•	short-term debt securities
•	money market securities. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation
•	other investment companies, including open-end funds, closed-end funds and domestic exchange-traded funds
•	U.S. dollar-denominated securities of foreign issuers, including ADRs
•	investment-grade debt securities convertible into or exchangeable for common stocks
RE Advisers considers many factors in determining whether a stock is under-priced relative to its fundamental value, including, but not limited to:
•	the relationship of a company’s potential earning power to the current market price of its stock
•	the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies
•	any competitive advantages, including well-recognized trademarks or brand names
Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.

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There are a number of reasons why a stock may be trading at a discount to what RE Advisers believes is its fundamental value. For example, the company may be experiencing a temporary earnings decline; its industry may be out of favor due to short-term market or economic conditions; or it may have drawn unfavorable publicity. Stock selection for the Small-Company Stock Fund may also include an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term. RE Advisers considers selling a portfolio holding when a holding’s valuation appears to be excessive, company fundamentals deteriorate, or better opportunities are found.
From time to time, due to elevated cash flows or in order to meet the potential of higher redemption requests, RE Advisers may maintain a larger position in cash equivalents. When the Fund takes such a position by increasing its holdings in cash equivalents, its short-term investment performance may differ from what its performance would have been if it had remained more fully invested in stocks.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
International Equity Fund
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. This policy is not fundamental, but should the subadviser decide to change this strategy, the Fund will provide shareholders with at least 60 days’ prior written notice. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
The Fund invests primarily in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Harding Loevner, the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that it believes are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to estimates of their fair value. In an effort to reduce its volatility, the Fund seeks to be diversified across dimensions of geography, industry, currency and market capitalization.
The Fund normally holds investments across at least 10 countries.
A company is considered to be “based” outside of the United States if it is economically tied to a country outside the United States. Factors bearing on whether a company is considered to be economically tied to a country outside the United States include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.
The Fund will normally invest broadly in equity securities of companies domiciled in the global developed, emerging, and frontier markets, excluding the U.S. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Fund may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.
Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.
Harding Loevner believes investing in the shares of high-quality, long-duration growth businesses purchased at reasonable prices will provide superior risk-adjusted returns in the long term. The firm manages the Fund’s portfolio utilizing a bottom-up, business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process Harding Loevner uses to identify and value companies consists of four stages:
(1) Initial Qualification of companies for further research;
(2) Intensive Research into the businesses of qualified candidates;
(3) Valuation of securities of potential investments; and
(4) Construction of a diversified portfolio from the most promising opportunities.

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To qualify companies for more intensive research, Harding Loevner’s investment analysts survey companies in their assigned portions of the investment universe in an effort to identify potential candidates that meet four key criteria. They must exhibit: (i) durable competitive advantages that enable them to earn high margins that can be sustained over time; (ii) sustainable growth—these companies have good prospects for near- and long-term growth in sales, earnings and cash flows; (iii) financial strength, in terms of free cash flow and available borrowing capacity; and (iv) quality management—with a proven record of success and respect for interests of minority shareholders. Sources for investment ideas include analysts’ investigations into the competitors, suppliers, and customers of existing companies under research; their encounters with companies during onsite company visits, investor conferences, trade shows and other research travel; and objective screens on company fundamentals using Harding Loevner’s quality and growth factors.
Companies that appear qualified on these key criteria are then examined more intensively using primary and secondary, including management interviews, contact with trade associations, and visits to company facilities. Investment analysts assess qualified companies on ten competitive, management and financial characteristics using a proprietary scoring system known as the Quality Assessment (“QA”) framework. This framework aids analysts in gaining insight into companies’ competitive positions and the extent and durability of their growth prospects, and facilitates comparisons across different countries and industries.
To evaluate the investment potential of the strongest candidates, analysts construct financial models using a variety of standardized methods, including a multi-stage cash flow return on investment approach and discounted cash flow analysis, to forecast long-term growth in earnings and cash flows. The financial models include adjustments based upon the QA score and are combined with industry data, including market valuation of peers and corporate merger and acquisition activity, to form the basis for their estimates of the value of the companies’ securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a recommendation on the stock of a company, an analyst also sets out an expectation for future business performance of the company (“mileposts”). These mileposts provide the analyst with an indelible record of his/her expectations for the business and form the basis for ongoing review of the company’s progress.
In constructing the portfolio for the Fund, Harding Loevner’s portfolio managers select among the analyzed securities. The portfolio managers take into consideration the securities’ predicted relative price performance, the timeliness and investment potential, the implications for portfolio risk of their selections and the requirement to observe portfolio diversification guidelines.
A holding is reduced or removed from the Fund’s portfolio if and when it:
(i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated value; (iii) fails to achieve the pre-established milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.
Please turn to page 36 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.

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Description of Fund Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular Fund’s portfolio as a whole are called principal risks. The principal risks of each Fund are listed in the Fund Summaries. There might be additional risks that a Fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of each Fund, are also described below.
	Money Market	Fixed-Income		Index			Equity
Principal Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Asset-Backed and Mortgage-Backed Securities	X	X	X
Cash Positions	X	X	X
Commercial Paper		X	X
Concentration				X
Convertible Securities							X
Corporate Bond		X	X
Currency								X
Debt Securities	X	X	X		X		X	X
Depositary Receipts								X
Derivatives				X				X
Emerging and Frontier Market								X
Equity Securities				X	X	X	X	X
Expense				X
Focused Investment					X	X	X	X
Foreign			X		X	X	X	X
Geographic Focus								X
Growth Style						X
High Yield Securities								X
Illiquid and Restricted Securities							X	X
Income	X	X	X
Index Fund				X
Index-Related				X
Investments in Other Investment Companies	X						X
Investments in Small- and Mid-Sized Companies							X
Issuer	X	X	X		X	X	X	X
Leverage				X
Liquidity				X
Manager	X	X	X		X	X	X	X
Market	X	X	X	X	X	X	X	X
Market Capitalization					X	X	X
Master/Feeder Structure				X
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	Money Market	Fixed-Income		Index			Equity
Principal Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Money Market Securities	X	X			X		X
Municipal Bond		X	X
Participation Notes								X
Passive Investment				X
Repurchase Agreements	X							X
Securities Lending				X
Tracking Error				X
U.S. Government Securities	X	X	X
Valuation	X	X	X	X	X	X	X	X
Value Style					X		X
Variable and Floating Rate Securities	X
Asset-Backed and Mortgage-Backed Securities Risk
Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These securities represent either fractional interests or participation in pools of assets such as, among other things, leases, retail installment loans, revolving credit receivables or residential mortgage loan purchases from individual lenders by a federal agency or originated and issued private lenders. During periods of falling interest rates, certain asset-backed or mortgage-backed securities may be called or prepaid, which may shorten the securities’ weighted average life and reduce the overall return. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect a Fund’s return as the Fund could be forced to reinvest in lower yielding securities. During periods of rising interest rates, the average life of an asset-backed or mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or asset-backed security depends on the terms of the instrument and can result in significant volatility. Investors also may experience delays in payment if the full amounts due on underlying assets are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. There is a risk that borrowers may default on the obligations that underlie an asset-backed security. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Certain asset-backed securities (for example, credit card receivables) do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities.
Collateralized Mortgage Obligations    There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly
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Description of Fund Risks (Continued)
during periods of extreme market volatility. Further, under certain market conditions the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks. For example, the cash flows from a CMO trust may be split into two or more portions, called tranches, varying in risk and yield. If some loans default and the cash collected by the CMO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Mortgage Pass-Through Securities    Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction”. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
Cash Positions Risk
A Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Commercial Paper Risk
Commercial paper consists of short-term promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Concentration Risk
To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
Convertible Securities Risk
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Corporate Bond Risk
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a corporate bond may be affected by factors directly related to the issuer, such as the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
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Description of Fund Risks (Continued)
Currency Risk
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or other currencies or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. In addition, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Currency exchange rates may experience steady or sudden fluctuation over short periods of time. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful. A Fund that hedges using derivatives presents the risk that the Fund could lose money on its exposure to a particular industry and also lose money on the derivatives.
Debt Securities Risk
Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.
Credit Risk    The risk that the issuer, guarantor or liquidity provider of a fixed-income security held by the Fund, or the counterparty to an over-the-counter transaction (including repurchase agreements), may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely payments of interest or principal, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as junk bonds), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to a Fund, a Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.
Extension risk    refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Interest Rate Risk    refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index
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Description of Fund Risks (Continued)
chosen, frequency of reset and reset caps or floors, among other things). A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rates in the United States are at or near low levels. As such, Funds that hold bonds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%.
Depositary Receipts Risk
Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. When a Fund invests in a depositary receipt as a substitute for or alternative to an investment directly in the underlying shares, that Fund is exposed to the risk that the depositary receipt may not provide a return that corresponds precisely with that of the underlying investment.
Derivatives Risk
The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired.
The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
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Description of Fund Risks (Continued)
Risks Specific to Certain Derivatives
Futures—Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased or remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Emerging and Frontier Market Risk
Investments in emerging and frontier markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Securities Risk
Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Expense Risk
The Master Portfolio’s expenses are subject to a variety of factors, including fluctuations in the Master Portfolio’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Master Portfolio’s net assets decrease due to market declines or redemptions, the Master Portfolio’s expenses will increase as a percentage of Master Portfolio net assets. During periods of high market volatility, these increases in the Master Portfolio’s expense ratio could be significant.
Focused Investment Risk
A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to
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Description of Fund Risks (Continued)
specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
To the extent the Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.
Foreign Risk
A fixed-income Fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity. An equity Fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer. These conditions may have an impact on rating organizations’ and a Fund manager’s ability to accurately assess and monitor an issuer’s financial condition.
In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.
Geographic Focus Risk
Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.
Growth Style Risk
The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
High Yield Securities Risk
Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales
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Description of Fund Risks (Continued)
and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
No Fund may invest in securities rated, at the time of investment, C or below by Moody’s or D or below by S&P, or the equivalent as determined by the Fund’s adviser.
Illiquid and Restricted Securities Risk
Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Fund’s ability to dispose of particular securities and may limit a Fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.
Income Risk
The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund’s ability to achieve its objective.
Index Fund Risk
An index fund has operating and other expenses while an index does not. As a result, while an index fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
Index-Related Risk
The Master Portfolio seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the underlying index as published by the index provider. There is no assurance that the index provider or any agents that may act on its behalf will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. While the index provider provides descriptions of what the underlying index is designed to achieve, neither the index provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the underlying index or its related data, and they do not guarantee that the underlying index will be in line with the index provider’s methodology. BFA’s mandate is to manage the Master Portfolio consistently with the underlying index provided by the index provider to BFA. Consequently, BFA does not provide any warranty or guarantee against the index provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the underlying index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index provider or its agents will generally be borne by the Master Portfolio and its shareholders. For example, during a period where the underlying index contains incorrect constituents, the Master Portfolio would have market exposure to such constituents and would be underexposed to the underlying index’s other constituents. Such errors may negatively or positively impact the Master Portfolio and its shareholders. Any gains due to the index provider’s or any agent’s errors will be kept by the Master Portfolio and its shareholders and any losses resulting from the index provider’s or any agent’s errors will be borne by the Master Portfolio and its shareholders.
Investments in Other Investment Companies Risk
A Fund may invest in other investment companies, including open-end funds, closed-end funds and exchange-traded funds. A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are
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Description of Fund Risks (Continued)
similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the investing Fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility because of the potential lack of liquidity. There will be some duplication of expenses because the investing fund also must pay its pro-rata share of that investment company’s fees and expenses.
Investments in Small- and Mid-Sized Companies Risk
Investment in smaller and medium-sized companies may involve greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if a Fund wishes to sell a large quantity of a small or medium-sized company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.
Issuer Risk
The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Leverage Risk
Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff- approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Manager Risk
A Fund manager’s decisions, including security selection, may cause a fund to underperform relative to the Fund’s peers. There can be no assurance that the Fund manager’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the Fund’s manager’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
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Description of Fund Risks (Continued)
Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed-income securities due to the current low interest rate environment.
The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Funds invest. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which a Fund or its adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Market dislocations and other external events, such as political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally and may subject the Fund to significant risk of substantial volatility and loss. Natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.
A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.
Market Capitalization Risk
Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Master/Feeder Structure Risk
The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The ability of the Fund to meet redemption requests will depend on its ability to redeem its interest in the master fund. The Fund will bear its pro rata portion of the expenses incurred by the master fund.
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Description of Fund Risks (Continued)
Money Market Securities Risk
The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Municipal Bond Risk
Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
Participation Notes Risk
Participation notes are issued by banks or broker-dealers and are designed to replicate the return of a particular underlying equity or debt security, currency or market. On demand or when the participation note matures, the issuer of the participation note will pay to a Fund the nominal value of the underlying instrument at that time. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. A Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.
Passive Investment Risk
Because the Fund’s manager generally does not select individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Repurchase Agreements Risk
A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. A Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If a Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, a Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
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Description of Fund Risks (Continued)
Securities Lending Risk
The Master Portfolio’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.
Tracking Error Risk
Tracking error is the divergence of an index fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of or valuation of dividends or interest, tax gains or losses, changes to the underlying index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the underlying index does not.
U.S. Government Securities Risk
U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Value Style Risk
The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Variable and Floating Rate Securities Risk
The interest rate for variable rate securities typically resets at specified intervals, while the interest rate for floating rate securities typically resets based on changes in a specified index rate or auction process. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Temporary Defensive Strategies
At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including money market funds), or any other securities the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.
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Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.
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Management of the Funds

Investment Adviser/Administrator for the Funds
RE Advisers Corporation
4301 Wilson Boulevard
Arlington, VA 22203
As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and overseeing the investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value and Small-Company Stock Funds, subject to the supervision of the Funds’ Board of Directors. RE Advisers was launched in 1990 and, as of December 31, 2017, manages approximately $[9.77] billion of assets for mutual fund and private account investors.
Additionally, RE Advisers is responsible for managing the Growth Fund and the International Equity Fund, subject to the general authority of and supervision by the Funds’ Board of Directors. RE Advisers has entered into subadvisory agreements with T. Rowe Price and Harding Loevner under which each provides day-to-day discretionary management of the assets of the Growth Fund and International Equity Fund, respectively, in accordance with each Fund’s investment objectives, policies and restrictions, subject to the overall supervision of the Funds’ Board of Directors and RE Advisers. RE Advisers monitors each subadviser’s performance and regularly reports to the Funds’ Board of Directors on such performance.
RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”). NRECA is a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
For the fiscal year ended December 31, 2017, the Funds paid RE Advisers investment management fees, after fee waivers and expense reimbursements, expressed as a percentage of net assets of each Fund, at the following annual rates:
Daily Income Fund	[0.16%]
Short-Term Government Securities Fund	[0.42%]
Short-Term Bond Fund	[0.60%]
Value Fund	[0.47%]
Growth Fund	[0.62%]
Small-Company Stock Fund	[0.76%]
International Equity Fund	[0.26%]
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2017.
The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that, through at least [May 1, 2019], to the extent that the Operating Expenses incurred by a Fund exceed the amount set forth below (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. The term “Operating Expenses” includes all operating expenses incurred by a Fund, including, but not limited to, (i) in the case of a Fund other than the Stock Index Fund, the Management Fee, and (ii) in the case of the Stock Index Fund, the Administrative Fee and the fees indirectly incurred by the Stock Fund Index Fund through its investment in the Master Portfolio. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of a Fund’s business; and (vi) in the case of each Fund other than the Stock Index Fund, the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
Fund	Operating Expense Limit
Daily Income Fund	0.80%
Short-Term Government Securities Fund	0.75%
Short-Term Bond Fund	0.80%
Stock Index Fund	0.75%*
Value Fund	1.25%
Growth Fund	0.95%
Small-Company Stock Fund	1.50%
International Equity Fund	0.99%
*	The Operating Expense Limit with respect to the Stock Index Fund applies to all operating expenses incurred by the Stock Index Fund, including, but not limited to, expenses indirectly incurred by the Stock Index Fund through its investment in the Master Portfolio.
The Expense Limitation Agreement will terminate with respect to a Fund: (1) immediately upon termination of (a) the Management Agreement, in the case of a Fund other than the Stock Index Fund, or (b) the Administrative Service Agreement, in the case of the Stock Index Fund, and (2) by either party without payment of any penalty, upon a one-year prior written notice to the other party at its principal place of business; provided that, in the case of termination by Homestead Funds, such termination be authorized by resolution of the Funds’ Board of Directors.

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Management of the Funds (Continued)
In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time. RE Advisers [did not waive any management fees] in 2017.
RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative services agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2017, the Stock Index Fund paid RE Advisers [0.25]% of net assets as compensation for administrative services.
RE Advisers also provides administrative services to each of the other Funds, in addition to providing investment management services to those Funds.
Portfolio Managers
The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios.
Daily Income Fund
Marc Johnston, CAIASM    Mr. Johnston is a Money Market Portfolio Manager for RE Advisers. He is the Portfolio Manager for the Daily Income Fund, which he has managed since May 2015. Before becoming a Money Market Portfolio Manager, he was a Fixed Income Analyst with NRECA and RE Advisers. Mr. Johnston holds a BA in General Arts from Villanova University and an MBA from Northeastern University, and he holds the CAIASM (Chartered Alternative Investment Analyst), CFP® (Certified Financial PlannerTM) and ChFC® (Chartered Financial Consultant®) designations. He has been with RE Advisers since 2013, and with NRECA since 2001.
Short-Term Government Securities Fund and Short-Term Bond Fund
Mauricio Agudelo    Mr. Agudelo is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is the co-portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has co-managed these funds since May 2016. Prior to this role, he co-managed a number of taxable fixed-income mutual fund portfolios for Calvert Investment Management, Inc. and held previous positions at Calvert in trading and securities analysis. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined RE Advisers in 2016.
Douglas Kern, CFA    Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned Funds since inception. He received his BS in Business Administration and his MBA in Finance from
Pennsylvania State University. He has been with RE Advisers since 1990.
Value Fund and Small-Company Stock Fund
Mark Ashton, CFA    Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers. He and co-manager Ms. Carpenter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since January 1999. He received his BS in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers in 1999.
Prabha Carpenter, CFA    Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers. She and co-manager Mr. Ashton oversee the investment activities of the Value Fund and the Small-Company Stock Fund. She has co-managed the Funds since May 2014. Prior to becoming a Senior Equity Portfolio Manager, Ms. Carpenter was a Senior Equity Analyst for RE Advisers from March 2002 to April 2014. She received her BA in Business Economics from the University of Madras and her BS in Economics from American University. She received her MBA with a distinction in Finance from American University. Ms. Carpenter was a Senior Vice President and Portfolio Manager with GEICO Corporation entities from 1985 to 2002 prior to joining RE Advisers in 2002.
Subadviser to the Growth Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of RE Advisers and the Fund’s Board of Directors.
T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, is registered with the SEC under the Advisers Act. As of December 31, 2017, T. Rowe Price managed $[810.8] billion in assets.
A discussion regarding the Board of Directors’ approval of the subadvisory agreement between the Growth Fund and T. Rowe Price is included in the Funds’ annual report for the year ended December 31, 2017.
Taymour R. Tamaddon CFA serves as the portfolio manager of the Fund and is primarily responsible for the Fund’s management. Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). Mr. Tamaddon holds a B.S. in applied

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Management of the Funds (Continued)
physics cum laude from Cornell University and an M.B.A. from the Tuck School of Business at Dartmouth University.
Subadviser to the International Equity Fund
Harding Loevner LP (“Harding Loevner”)
400 Crossing Boulevard, 4th Floor
Bridgewater, NJ 08807
On January 15, 2016, Harding Loevner became the subadviser to the International Equity Fund. Harding Loevner was approved as subadviser to the Fund by the Funds’ Board of Directors on November 2, 2015, and the subadvisory contract between Harding Loevner and RE Advisers was approved by a shareholder vote on January 5, 2016.
Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of December 31, 2017, Harding Loevner managed approximately $[44.86] billion in assets.
A discussion regarding the Board of Directors’ approval of the subadvisory agreement between RE Advisers and Harding Loevner is included in the Funds’ annual report for the year ended December 31, 2017.
The portfolio managers involved in the day-to-day portfolio management of the International Equity Fund include the following persons. Their prior experience with Harding Loevner is shown below:
Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.
Alexander Walsh, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1994. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on health care and materials companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.
Bryan Lloyd, CFA, has been a portfolio manager since 2014 and an analyst since 2011 when he joined Harding Loevner. As an analyst, he focuses on financial services and real estate companies. Mr. Lloyd graduated from Lafayette College in 1996.
Patrick Todd, CFA, has been a portfolio manager since 2017 and an analyst since 2012 when he joined Harding Loevner. As an analyst, he focuses on health care companies. Mr. Todd graduated from Harvard University in 2002 and received an MBA in Applied Value Investing from Columbia Business School in 2011.
Andrew West, CFA, has been a portfolio manager since 2014, an analyst since 2006 and the Manager of Investment Research since 2011. As an analyst, he focuses on consumer discretionary, industrials, and materials companies. Mr. West graduated from the University of Central Florida in 1991 and received an MBA in Finance and International Business from New York University, Leonard N. Stern School of Business, in 2003. He joined Harding Loevner in 2006.
Scott Crawshaw, has been a portfolio manager with Harding Loevner since 2014 and an analyst since 2015. As an analyst, he focuses on emerging markets companies. Mr. Crawshaw graduated from University of Bristol in 1995 and joined Harding Loevner in 2014.
Investment Adviser For The Master Portfolio of the Stock Index Fund
BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105
BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets. BFA and its predecessors have been managing funds since 1973. BFA is a wholly-owned subsidiary of BlackRock, Inc. As of December 31, 2017, BFA and its affiliates provided investment advisory services for assets of approximately $[4.737 trillion]. BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services.
BFA has contractually agreed to reimburse the Master Portfolio for the cost of fees paid by the Master Portfolio to the Trustees who are not “interested persons” of MIP as defined in the 1940 Act (the “Independent Trustees”), counsel to the Independent Trustees, and the Master Portfolio’s independent registered accounting firm, through April 30, 2018. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested members of the Board of Trustees of the Master Portfolio, or by a vote of the majority of the outstanding voting securities of the Master Portfolio.
The members of the Master Portfolio Management Team who have the most significant day-to-day management responsibility are:
Greg Savage, CFA, has been a member of the Master Portfolio Management Team since January 2008. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through November 2009 and a portfolio manager for BGFA and BGI from 2001 to 2006.
Alan Mason has been a member of the Master Portfolio Management Team since 2014. He has been an employee of BFA since 2009, and head of Americas Beta Strategies since

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Management of the Funds (Continued)
2014. Mr. Mason was previously a portfolio manager with BGI and BGFA from 1997-2009.
Creighton Jue, CFA, has been a member of the Master Portfolio Management Team since April 2016. He has been a Managing Director of BlackRock, Inc. since 2011, and was a Director of BlackRock, Inc. from 2009 to 2011. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through 2009 and a portfolio manager for BGFA and BGI from 2000 to 2006.
Jennifer Hsui, CFA, has been a member of the Master Portfolio Management Team since April 2016. She is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI since 2009 and a portfolio manager with BGFA and BGI from 2006 through 2009.
Rachel Aguirre, has been a member of the Master Portfolio Management Team since April 2016 as a senior portfolio manager. She has been an employee of BFA and BlackRock since 2009 and with BGFA and BGI from 2005 through 2009, as a portfolio manager throughout.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Homestead Funds and the Master Portfolio.
Board of Directors
The Board of Directors establishes Homestead Funds’ corporate policies and monitors each Fund’s performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.
Distributor
RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203
Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219486
Kansas City, MO 64121-9486
The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.
Custodian
State Street Bank and Trust Company serves as the custodian for all of the Funds.

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Additional Tax Information

As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A RIC is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. In order for a Fund to qualify and be eligible for treatment as a RIC, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders. A Fund’s failure to qualify as a RIC would result in fund-level taxation, and, consequently, a reduced return on your investment.
Distribution Schedule
Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.
We will mail you Internal Revenue Service (“IRS”) Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:
Interest Income
Daily Income Fund	Declared daily and paid monthly
Short-Term Government Securities Fund	Declared daily and paid monthly
Short-Term Bond Fund	Declared daily and paid monthly
Stock Index Fund	Declared and paid annually
Value Fund	Declared and paid semi-annually
Growth Fund	Declared and paid annually
Small-Company Stock Fund	Declared and paid annually
International Equity Fund	Declared and paid annually
Capital Gains
If any, declared and paid annually, more frequently if necessary.
Taxes on Dividends and Distributions
Unless you are tax-exempt or hold Fund shares in a tax-advantaged account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.
For federal income tax purposes, distributions from a Fund’s ordinary income and short-term capital gains are taxable as ordinary income, and distributions from a Fund’s long-term capital gains are taxed as long-term capital gains. A return of capital distribution occurs when a Fund’s aggregate distributions during a taxable year exceed its current and accumulated earnings and profits. A return of capital is not taxable, but it reduces your cost basis in your shares, and thus reduces any loss or increases any gain on a subsequent sale of your shares. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed to noncorporate investors at a regular federal income tax rate that is reduced relative to that applicable to ordinary income. A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Additional information can be found in the SAI.
Taxes on Transactions
Unless a transaction involves Fund shares held in a tax-advantaged account, the redemption of Fund shares, including sales and exchanges to other Funds, may also give rise to capital gains or losses. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.
Tax Withholding for IRAS
Federal Income Tax Withholding
Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.
State Income Tax Withholding
Mandatory :    We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state’s requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state’s website for more information.

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Additional Tax Information (Continued)
Voluntary :    If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.
Backup Withholding
If (i) you fail to provide a correct taxpayer identification number or fail to certify that it is correct, (ii) you have under-reported dividend or interest income or (iii) you fail to certify that you are not subject to backup withholding, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.
Buying a Dividend
If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.
Cost Basis Reporting
Mutual funds, or, if you purchase your shares through a financial intermediary, your financial intermediary, must report cost basis information to you and the IRS when you sell, redeem or exchange shares acquired, including through dividend reinvestment, on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds or a financial intermediary, as applicable, to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold, redeemed or exchanged. The transfer agent, DST, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system it will be provided to you on your tax form. If it is not available you may call 800-258-3030 to request your year-end statements which you may use to calculate your cost basis.
The Funds’ default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.
This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

Fund Details
54

Financial Highlights
Daily Income Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—
Total from investment operations	—	—	—	—	—
Distributions
Net investment income	—(c)	—(c)	—(c)	—(c)	—(c)
Net realized gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Redemption fee (d)	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$195,858	$193,156	$196,771	$212,308	$208,527
Ratio of net investment income to average net assets	0.00%(a,b,e)	0.00%(a,b,e)	0.00%(a,b,e)	0.00%(a,b,e)	0.00%(a,b,e)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%	0.68%	0.66%	0.66%	0.67%
Ratio of expenses to average net assets	0.37%(a,b)	0.14%(a,b)	0.09%(a,b)	0.11%(a,b)	0.15%(a,b)

(a)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through the date of this report.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(c)	Less than $0.01 per share.
(d)	The Daily Income Fund does not charge a redemption fee.
(e)	Less than 0.01%.
Financial Highlights
55

Financial Highlights
Short-Term Government Securities Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$5.18	$5.20	$5.19	$5.28	$5.27
Income from investment operations
Net investment income	0.04	0.04	0.05	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.02)	(0.02)	0.01	(0.09)	0.02
Total from investment operations	0.02	0.02	0.06	(0.04)	0.08
Distributions
Net investment income	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Net realized gain	—(a)	—(a)	—(a)	—(a)	(0.01)
Total distributions	(0.04)	(0.04)	(0.05)	(0.05)	(0.07)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.16	$5.18	$5.20	$5.19	$5.28
Total Return	0.45%	0.46%	1.16%	-0.72%	1.50%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$73,108	$73,048	$76,661	$86,131	$94,130
Ratio of net investment income to average net assets	0.81%(c)	0.84%	0.95%	0.96%	1.19%
Ratio of gross expenses before expense limitation to average net assets	0.78%	0.77%	0.71%	0.69%	0.69%
Ratio of expenses to average net assets	0.75%(c)	0.77%	0.71%	0.69%	0.69%
Portfolio turnover rate	26%	32%	20%	20%	36%

(a)	Less than $0.01 per share.
(b)	The Short-Term Government Securities Fund does not charge a redemption fee.
(c)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
Financial Highlights
56

Financial Highlights
Short-Term Bond Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$5.18	$5.23	$5.22	$5.22	$5.12
Income from investment operations
Net investment income	0.08	0.07	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.01	(0.05)	0.01	—(a)	0.10
Total from investment operations	0.09	0.02	0.08	0.08	0.23
Distributions
Net investment income	(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Net realized gain	—	—	—	—	—
Total distributions	(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.19	$5.18	$5.23	$5.22	$5.22
Total Return	1.75%	0.43%	1.56%	1.64%	4.58%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$541,014	$542,251	$571,695	$536,303	$426,481
Ratio of net investment income to average net assets	1.49%	1.38%	1.35%	1.61%	2.53%
Ratio of expenses to average net assets	0.76%	0.74%	0.73%	0.74%	0.76%
Portfolio turnover rate	31%	20%	26%	32%	44%

(a)	Less than $0.01 per share.
(b)	The Short-Term Bond Fund does not charge a redemption fee.
Financial Highlights
57

Financial Highlights
Stock Index Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.20	$15.33	$13.74	$10.57	$9.32
Income from investment operations
Net investment income	0.25	0.25	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.47	(0.13)	1.59	3.17	1.25
Total from investment operations	1.72	0.12	1.81	3.35	1.43
Distributions
Net investment income	(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Net realized gain	—	—	—	—	—
Total distributions	(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Redemption fee	—	—	—	—(a,b)	—
Net Asset Value, End of Year	$16.67	$15.20	$15.33	$13.74	$10.57
Total Return	11.33%	0.79%	13.15%	31.72%	15.30%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$123,039	$114,436	$116,163	$103,260	$71,514
Ratio of net investment income to average net assets	1.57%	1.49%	1.49%	1.55%	1.74%
Ratio of expenses to average net assets	0.58%	0.54%	0.54%	0.56%	0.60%
Portfolio turnover rate (c)	N/A	0%	0%	0%	0%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.
Financial Highlights
58

Financial Highlights
Value Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$46.77	$50.79	$45.46	$34.09	$30.71
Income from investment operations
Net investment income	1.10	0.94	0.78	0.76	0.71
Net realized and unrealized gain (loss) on investments	4.60	(1.59)	5.41	11.37	3.38
Total from investment operations	5.70	(0.65)	6.19	12.13	4.09
Distributions
Net investment income	(1.10)	(0.94)	(0.78)	(0.76)	(0.71)
Net realized gain	(3.67)	(2.43)	(0.08)	—	—
Total distributions	(4.77)	(3.37)	(0.86)	(0.76)	(0.71)
Redemption fee	—	—	—	—(a,b)	—(a)
Net Asset Value, End of Year	$47.70	$46.77	$50.79	$45.46	$34.09
Total Return	12.26%	-1.28%	13.66%	35.74%	13.38%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$955,828	$899,158	$938,857	$816,471	$600,544
Ratio of net investment income to average net assets	2.26%	1.85%	1.64%	1.86%	2.13%
Ratio of expenses to average net assets	0.62%	0.59%	0.61%	0.64%	0.68%
Portfolio turnover rate	9%	8%	2%	2%	2%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
Financial Highlights
59

Financial Highlights
Growth Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$8.00	$7.79	$7.92	$5.71	$5.17
Income from investment operations
Net investment income	—	—	—	—	—(a)
Net realized and unrealized gain (loss) on investments	0.19	0.73	0.66	2.48	0.91
Total from investment operations	0.19	0.73	0.66	2.48	0.91
Distributions
Net investment income	—	—	—	—	—(a)
Net realized gain	(0.12)	(0.52)	(0.79)	(0.27)	(0.37)
Total distributions	(0.12)	(0.52)	(0.79)	(0.27)	(0.37)
Redemption fee	—	—	—	—(a,b)	—(a)
Net Asset Value, End of Year	$8.07	$8.00	$7.79	$7.92	$5.71
Total Return	2.54%	9.43%	8.38%	43.40%	17.57%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$117,281	$114,329	$93,717	$75,027	$41,836
Ratio of net investment loss to average net assets	(0.14)%(c)	(0.32)%	(0.32)%(c)	(0.32)%(c)	0%(c)
Ratio of gross expenses before expense limitation to average net assets	0.98%	0.95%	0.97%	1.04%	1.11%
Ratio of expenses to average net assets	0.95%(c)	0.95%	0.95%(c)	0.95%(c)	0.95%(c)
Portfolio turnover rate	39%	40%	49%	39%	51%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
Financial Highlights
60

Financial Highlights
Small-Company Stock Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$35.45	$39.28	$36.86	$27.10	$22.89
Income from investment operations
Net investment income	0.14	0.15	0.14	0.12	0.22
Net realized and unrealized gain (loss) on investments	6.55	(2.19)	2.80	9.79	4.27
Total from investment operations	6.69	(2.04)	2.94	9.91	4.49
Distributions
Net investment income	(0.14)	(0.15)	(0.14)	(0.12)	(0.22)
Net realized gain	(0.87)	(1.64)	(0.38)	(0.03)	(0.06)
Total distributions	(1.01)	(1.79)	(0.52)	(0.15)	(0.28)
Redemption fee	—	—	—	—(a,b)	—(a)
Net Asset Value, End of Year	$41.13	$35.45	$39.28	$36.86	$27.10
Total Return	18.85%	-5.18%	7.97%	36.58%	19.63%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,322,218	$1,211,351	$1,059,800	$845,057	$390,373
Ratio of net investment income to average net assets	0.34%	0.43%	0.38%	0.44%	1.05%
Ratio of expenses to average net assets	0.89%	0.86%	0.89%	0.91%	1.00%
Portfolio turnover rate	14%	16%	3%	1%	1%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
Financial Highlights
61

Financial Highlights
International Equity Fund

[To be updated by Amendment]
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$6.44	$7.17	$8.13	$6.70	$5.96
Income from investment operations
Net investment income	0.07	0.47	0.24	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.24	(0.72)	(0.96)	1.43	0.87
Total from investment operations	0.31	(0.25)	(0.72)	1.57	1.03
Distributions
Net investment income	(0.06)	(0.48)	(0.24)	(0.14)	(0.16)
Net realized gain	—	—	—	—	—
Return of capital	—	—	—	—	(0.13)
Total distributions	(0.06)	(0.48)	(0.24)	(0.14)	(0.29)
Redemption fee	—	—	—	—(a,b)	—(a)
Net Asset Value, End of Year	$6.69	$6.44	$7.17	$8.13	$6.70
Total Return	4.85%	-3.48%	-8.90%	23.44%	17.41%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$53,974	$53,144	$207,774	$215,048	$169,382
Ratio of net investment income to average net assets	1.22%(c,d)	1.87%(d)	3.04%	1.95%	2.47%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.46%	1.01%	0.97%	0.96%	0.99%
Ratio of expenses to average net assets	0.97%(c,d)	0.87%(d)	0.97%	0.96%	0.99%
Portfolio turnover rate	112%	62%	24%	19%	23%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
(d)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA, beginning September 7, 2015 through January 14, 2016, the period in which SSgA was subadviser.
Financial Highlights
62

Account Transactions

Investing Directly with Homestead Funds
You pay no commissions when you buy, sell or exchange shares directly with Homestead Funds.
The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.
Who May Buy Shares
Homestead Funds’ shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.
Anti-money Laundering Program
The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds’ anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.
When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.
As discussed above, foreign investors may not purchase Homestead Funds.
If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “ACCEPTABLE FORMS OF PAYMENT,” we cannot accept any forms of payment where the investor is not clearly identified.
How to Buy Shares
You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained in the following sections.
You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.
Initial Investment
For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for participants in the Automatic Investment Plan.
By Mail
Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
By Phone
New investors must first complete an account application. On the day you expect to send your investment, call us at 800.258.3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fedwire or ACH transfer to your Fund account.
Through an Automatic Investment Plan
Complete an account application to authorize this service. Mail your completed account application to:
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

Account Management and Services
63

Account Transactions (Continued)
Subsequent Investment
No minimum investment amount.
By Mail
Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
Be sure to write your account number on the check and tell us which Funds you are investing in.
By Phone
Call us at 800.258.3030 to send money by Fedwire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.
Online
Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online. This service is not available for all account types.
How to Exchange Shares
An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.
By Mail
Send a letter to:
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between accounts registered in the names of different persons or different groups of persons, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.
By Phone
Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.
Online
Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.
How to Sell Shares
You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained in the following section.
Redemption proceeds can be sent by check or deposited directly in your bank account. The Fund typically expects to send you payment for your shares the business day after your request is received in good order if redemption proceeds are sent by Fedwire. The Fund typically expects to send payment for your shares within two to three business days after your request is received in good order if redemption proceeds are sent by an ACH transfer [or by check]. We charge a nominal fee to send a Fedwire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
[Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by [borrowing].
To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund's net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. [The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund's net assets

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measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact [ ]. You will not receive interest on uncashed redemption checks.]
By Mail
Send a letter of instruction to:
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See “FUND DETAILS—Additional Tax Information” for more details. If you are under age 59 ½ and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.
A signature guarantee is required if you are redeeming more than $50,000 in one day from any one Fund in any one account excluding tax withholding. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”
By Phone
Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 ½ or older. Requests for premature distributions from IRA accounts must be made in writing.
Online
Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. This service is not available for all account types.
By Check
Daily Income Fund shareholders, including IRA investors age 59 ½ or older, may also write checks against their account. See “Checkwriting” for more information.
Acceptable Forms of Payment
Personal and Business Checks
Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead’s anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks and bearer bonds.
Fedwires and ACH Transfers
Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.
Some banks use different wire instructions for Fedwires versus ACH transfers. If requesting a Fedwire, please check with your bank to ensure the bank instructions on file with Homestead Funds are correct.
Homestead Funds and its distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.
Determination of “Good Order”
Determination of “Good Order”—Purchases
Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent in good order. To be considered in “good order” your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction’s specific requirements.
Determination of “Good Order”—Other Transactions
For exchanges and redemptions, a request must include, among other things, the exact name in which the shares are registered, the account number, the number of shares, the dollar amount of shares or a percentage of shares to be redeemed or exchanged, and, for written requests, a

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signature matching the account registration, together with any other materials or information required by a Fund, the Fund’s transfer agent or any other agents duly appointed for that purpose.
How We Handle Incomplete Instructions
If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.
Clearing Period for Purchases
If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”
Investing Through a Financial Intermediary
You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:
•	minimum investment requirements
•	exchange policies
•	Fund choices
•	cutoff time for investments
•	trading restrictions
In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.
Contact your financial intermediary for a complete description of its fees, policies and procedures.
Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. In such cases, orders must be received in good order and accepted by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

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Managing Your Account

Important Addresses and Phone Numbers
Send transaction instructions and account inquiries to:
Regular Mail
Homestead Funds
c/o DST
P.O. Box 219486
Kansas City, MO 64121-9486
Overnight Mail
Homestead Funds
c/o DST 330 W. 9th Street, 1st Floor
Kansas City, MO 64105-1514
Attention: Shareholder Services
Send requests for general Fund information and sales literature to:
Homestead Funds
4301 Wilson Boulevard, INV8-305
Arlington, VA 22203
Attention: Investments Division
To reach a Homestead Funds client service associate by phone, call:
800.258.3030
Shareholders are responsible for confirming receipt. We do not accept transaction requests sent by fax. Please call to confirm.
Homestead Funds’ website can be found at homesteadfunds.com.
24-hour, Automated Telephone Service
To hear a recording of the Funds’ most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.
Days and Hours of Operation
You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.
Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Transactions must be made before 4:00 p.m. ET to be priced at the Fund’s closing price on that business day.
Account Statements
Confirmation    We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.
Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.
Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004. We may not be able to produce statements or transcripts for years prior to 2000.
Fund Reports
Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.
The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.
Electronic Document Delivery
Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.
Original and Legal Documents
Due to privacy concerns, DST, Homestead Funds’ transfer agent generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.
Telephone/Online Transaction Privileges
If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030) or online (at homesteadfunds.com). See “Account Transactions” for transaction instructions.

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How to Authorize    Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.
Daily Redemption Limit     Redemptions made by phone or online are limited to $50,000 or less, excluding tax withholding, per day from any one Fund in any one account. For redemptions of more than $50,000 in one day excluding tax withholding, a signature guarantee is required. See “Signature Authentication” below for more information.
Busy Periods    We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.
Safeguards and Limits to Liability    Homestead Funds and DST, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.
Automatic Investment/Exchange/Redemption Plans
To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.
Automatic Investment (By ACH Transfer)    You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.
Automatic Investment (By Payroll Deduction)    You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.
Automatic Exchange    You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.
Automatic Redemption    You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.
For IRAs    If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59½ or older. Please contact us if you have special circumstances.
Checkwriting
Eligibility    Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59½ or older). You may sign up for this service when you open your account or add it to an existing account by completing an Account Services Form.
Minimum Amount    Checks must be written for $100 or more. No taxes will be withheld from check amounts.
Ordering Checks    If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 800.258.3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.
Check Processing and Stop Payments    Checks are processed by our transfer agent, DST. To stop payment on a check, call 800.258.3030.
Checks Written Against Newly Opened Accounts    If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.
Insufficient Funds    If you write a check for an amount that exceeds your Daily Income Fund account balance, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.
Types of Accounts
Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

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Regular Accounts    You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.
Retirement Accounts    You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.
Coverdell Education Savings Accounts    You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.
Employer-Sponsored Plans    Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.
Uncashed Check Policy
If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.
If any check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP’s on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 70½ or older.
Escheatment
Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.
State Inactivity    Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as speaking with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. Currently IRA accounts for shareholders younger than age 70½ are exempt from the state inactivity escheatment process. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact and change their requirements periodically. Check with your state of residence for specifics.
Returned Mail    If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state’s escheatment laws, we will be required to transfer your account assets to your state of residence.
Uncashed Checks    If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.
UGMA/UTMA Age of Custodial Termination Policy
When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), financial transactions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

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Fund Pricing, Policies and Fees

When Transactions Are Priced
Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.
How Fund Prices Are Determined
Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.
When Calculated
Each Fund’s net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET) (“Valuation Time”). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.
Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers or the Funds’ subadvisor, as determined in good faith in accordance with the Valuation Procedures.
Valuation Methodology (Daily Income Fund)
The Daily Income Fund’s net asset value is expected to be a stable $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, so long as RE Advisers determines that the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The amortized cost method not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
Valuation Methodology (All Other Funds)
Funds other than the Daily Income Fund value their securities as follows.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.
Foreign equity securities that are traded on a foreign exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service may be utilized to value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers or a Fund’s subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Funds’

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Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.
The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.
Signature Authentication
This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.
For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.
Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.
Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.
Non-Financial Transactions
For some types of non-financial transactions, we require your signature to be notarized. Examples include:
•	Changing your name.
•	Changing or adding to the bank account information we have on file. Exception: A Medallion Stamp Signature Guarantee is required if you request a purchase/distribution from/to the bank account on the same day that you send us a change to the bank account information.
•	Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for custodial termination.
•	Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.
Financial Transactions
Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp.
Examples include when you:
•	Send written instructions to redeem amounts of more than $50,000 in one day from any one Fund in any one account, excluding tax withholding.
•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.
•	Instruct us to make a redemption check payable to someone other than the account owner of record.
•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.
•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.
•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.
•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:
–	Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.
–	Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.
–	Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.
•	Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.
•	Change your account registration (for example, from a jointly registered account to an individually registered account).

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•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).
Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems
A Medallion Stamp Signature Guarantee is required when you:
•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).
•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.
•	Request a transfer of assets over $250,000 to another institution.
Minimum Account Size
This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.
Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.
Market Timing Policies and Procedures
Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Funds’ portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.
Homestead Funds discourages short-term trading, and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of shares. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. Pursuant to the procedures, RE Advisers monitors trading activity in the Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund. If a shareholder makes three changes of direction within 30 days in one of these Funds, Homestead Funds reserves the right to block purchases in the identified Fund/account for 60 days. A change of direction is characterized as a “purchase followed by a sell” or a “sell followed by a purchase.” Notification of a violation will be provided to the shareholder (however, shareholder notification is not required to block purchases in the account). If Homestead Funds or RE Advisers determines that excessive trading is occurring outside of the parameters, the Fund reserves the right to treat the transactions as a violation and apply the Fund/account purchase block as outlined above.
This policy does not apply to transactions into and out of the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund. However, for the purposes of determining changes in direction in equity funds, exchanges to and from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund do count.
Also, this policy does not apply to transactions that are a result of:
•	Reinvestment of Fund distributions (dividends and capital gains).
•	Automated investment, exchange or withdrawal plans.
•	Corrections.
•	Death or disability.
•	Required minimum distributions.
•	Automatic rebalances.
•	Termination distributions, involuntary distributions, loans and excess contributions from defined contribution plans.
•	Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.
Fund-of-funds, WRAP accounts and similarly managed, adviser controlled programs generally are excluded from this policy. However, the Funds will monitor aggregate trading activity in these account types to identify potential activity that may involve market timing and reserve the right to revoke any exemption at any time.
Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans and trust companies, are asked to enforce the Funds’ policies to discourage short-term trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Funds will monitor trading activity of the intermediary to detect potential patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies if Fund management determines that the intermediary’s policies meet the same objectives as the Funds’ policies.
These measures are intended to deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

Account Management and Services
72

Fund Pricing, Policies and Fees (Continued)
The Homestead Funds and RE Advisers may rely on the Fund’s service providers to monitor for abusive short-term trading activities.
The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.
IRA and Education Savings Account Annual Maintenance Fee
The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.
A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

Account Management and Services
73

Homestead Privacy Policy
Revised March 2014

FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• income
• account balances
• transaction history
• investment experience
• risk tolerance
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Homestead Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	No
For our affiliates to market to you—such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No
To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com.

Privacy Policy
74

Homestead Privacy Policy  |  Revised March 2014 (Continued)
Who we are
Who is providing this notice?	Homestead Funds, Inc.
What we do
How does Homestead Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you.
How does Homestead Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• buy securities from us
• give us your income information
• provide account information
• give us your contact information
We do not collect personal information from others.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies and nonfinancial companies, such as:
• RE Advisers Corporation
• RE Investment Corporation
• National Rural Electric Cooperative Association
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Homestead Funds, Inc. doesn’t jointly market.
Privacy Policy
75

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For More Information
The SAI provides more detailed information about the Funds, and is incorporated by reference into this prospectus.
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 800.258.3030. The Funds’ SAI and annual and semi-annual reports also are available online at homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.
You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.
Electronic Document Delivery
Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.
For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com    |    800.258.3030    |    4301 Wilson Boulevard    |    Arlington, VA    |    22203
Investment Company Act File No. 811-06136
00193191

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard Arlington, VA 22203
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
Statement Of Additional Information
[May 1, 2018]
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated [May 1, 2018], which may be obtained by contacting Homestead Funds at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

General Information and History
Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”), as an open-end management investment company, commonly known as a “mutual fund.”
Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Equity Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios are diversified for purposes of the 1940 Act. The Growth Fund is currently operating as a diversified fund. The Fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified. Accordingly, so long as the Growth Fund is operating as a diversified fund, the Growth Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund also is referred to as the “Index Fund.”
The International Equity Fund was formerly known as the International Value Fund. The Fund’s name was changed in January 2016.
All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.
The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio (“MIP” or the “Trust”). The Master Portfolio is managed by BlackRock Fund Advisors (“BFA”). BFA is a wholly-owned subsidiary of BlackRock, Inc.
Under the overall supervision of RE Advisers and the Homestead Funds’ Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Equity Fund is subadvised by Harding Loevner LP (“Harding Loevner”). Harding Loevner was approved to serve as subadviser to the International Equity Fund by the Homestead Funds Board of Directors on November 2, 2015, and its subadvisory contract with RE Advisers was approved by a shareholder vote on January 5, 2016. On January 15, 2016, Harding Loevner became the subadviser of the International Equity Fund. From September 15, 2015 to January 8, 2016, SSGA Funds Management, Inc. (“SSGA FM”) served as the interim subadviser to the Fund. Prior thereto, Mercator Asset Management, L.P. (“Mercator”) served as the Fund’s subadviser.
Investment Restrictions
Fundamental Investment Restrictions
The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the vote of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.
Each Fund, except the International Equity Fund, may not:
(1) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate its investments in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.
The International Equity Fund may not:
(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.
Each Fund may not:
(3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.
(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
(7) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
Each Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:
(8) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.
All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.
Fundamental Investment Restrictions of the Master Portfolio
The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests.
The Master Portfolio may not:
(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.
(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.
(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.
(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(8) Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.
With respect to paragraph (3) above, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.
Non-Fundamental Investment Restriction
The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.
Each Fund, except the Stock Index Fund, may not:
(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (5% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above ((a), (b) and (c), collectively, “illiquid securities”).
Non-Fundamental Investment Restrictions of the Master Portfolio
The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies:
(1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.
(2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.
(3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
(4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5) The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board of Directors of the Homestead Funds without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.

Description of Certain Investments and Strategies
All Funds Except The Stock Index Fund
This section describes the common types of investments and management practices applicable to all Funds except the Stock Index Fund. Accordingly, references to a “Fund” or the “Funds” in this section do not include the Stock Index Fund. A description of investment strategies and risks applicable to the Stock Index Fund (through its investment of all of its investable assets in the Master Portfolio) appears under the heading “Stock Index Fund Only” beginning on page 24 of this SAI.
The Funds’ Prospectus describes the Funds’ principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectus and describes certain types of investments that may be made by a Fund, as well as certain investment strategies that a Fund may use. The tables below show the types of instruments and transactions in which the Funds may invest and/or engage, in addition and subject to the Funds’ principal investment strategies set forth in the Funds’ prospectus. The Funds may, but will not necessarily, engage in any of the investment practices described below.
Investment Strategies	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Money Market Instruments	X	X	X
Funding Agreements	X	X	X
Extendible Commercial Notes	X	X	X
Participation Interests	X	X	X
Bank and Savings and Loan Obligations		X(1)(2)	X(1)(2)
Commercial Paper and Other Short-Term Corporate Debt Instruments		X	X
Repurchase Agreements	X(3)(4)	X(4)(5)	X(4)
Reverse Repurchase Agreements		X	X
Debt Securities	X	X	X
Variable And Floating Rate Securities	X	X	X
U.S. Government Securities	X	X	X
Municipal Securities		X	X
Unrated, Downgraded and Below Investment Grade Investments	X(6)	X	X
Mortgage-Backed and Asset-Backed Debt Securities	X(7)	X	X
Mortgage Pass-Through Securities	X(7)	X	X
Collateralized Mortgage Obligations	X(7)	X	X
Other Mortgage-Related Securities	X(7)	X	X
Asset-Backed Securities	X(7)	X	X
Convertible Securities		X	X
Warrants and Rights	X(8)	X(8)	X(9)
Equity Securities			X
Illiquid Securities	X(10)	X(11)	X(11)
Restricted Securities		X	X
When-Issued Securities	X	X	X
Participation Certificates	X	X	X
Investment Companies and Exchange-Traded Funds	X(12)	X	X
Technology Securities		X	X
Health Care Securities		X	X
Loans of Portfolio Securities	X	X	X
Borrowing	X	X	X
Securities of Foreign Issuers	X(13)(14)	X(13)(14)(15)	X(13)
U.S. Dollar-Denominated Securities of Foreign Issuers	X	X(15)(16)	X

Investment Strategies	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
ADRs, EDRs and GDRs			X
Yankee Securities	X(13)(14)	X(13)(14)(15)	X(13)
Eurodollar Securities	X(13)(14)	X(13)(14)(15)	X(13)
European Union	X(13)(14)	X(13)(14)(15)	X(13)
Participation Notes
Obligations of Foreign Governments, Supranational Entities and Banks	X	X	X
(1)	The Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
(2)	The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
(3)	The Fund may enter into repurchase agreements only if the underlying security is either a cash item or a government security (as defined in Section 12(a)(16) of the 1940 Act).
(4)	The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.
(5)	The Fund may not invest in repurchase agreements unless the underlying security of the repurchase agreement is a U.S. Government Security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government.
(6)	The Fund may invest in unrated Eligible Securities to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act.
(7)	The Fund may invest in mortgage-backed and asset-backed debt securities only if they are government securities.
(8)	The Fund will not invest in warrants.
(9)	The Fund will limit investments in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets.
(10)	The Fund may not invest more than 5% of its net assets in illiquid securities.
(11)	The Fund may not invest more than 15% of its net assets in illiquid securities.
(12)	The Fund will not purchase shares of exchange-traded funds (“ETFs”), but it may purchase shares of other government money market funds.
(13)	The Fund may invest only in U.S. dollar-denominated securities.
(14)	The Fund may not invest in longer-term debt securities of foreign issuers.
(15)	The Fund may not invest in U.S. dollar-denominated securities other than those that are guaranteed by the U.S. Government, including securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies.
(16)	The Fund may not purchase U.S. dollar-denominated money market instruments.

Investment Strategies	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Money Market Instruments	X	X	X	X
Funding Agreements	X	X	X	X
Extendible Commercial Notes	X	X	X	X
Participation Interests	X	X	X	X
Bank and Savings and Loan Obligations	X(1)(2)	X(1)(2)	X(1)(2)	X(2)
Commercial Paper and Other Short-Term Corporate Debt Instruments	X	X	X	X
Repurchase Agreements	X(4)	X(17)	X(4)	X(4)

Investment Strategies	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Reverse Repurchase Agreements	X	X	X	X
Debt Securities	X	X	X	X
Variable And Floating Rate Securities
U.S. Government Securities	X	X	X	X
Municipal Securities	X	X	X	X
Unrated, Downgraded and Below Investment Grade Investments	X	X	X	X
Mortgage-Backed and Asset-Backed Debt Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations
Other Mortgage-Related Securities
Asset-Backed Securities
Convertible Securities	X	X	X	X
Warrants and Rights	X(9)	X(18)	X(9)	X(9)
Equity Securities	X	X	X	X
Illiquid Securities	X(11)	X(11)	X(11)	X(11)
Restricted Securities	X	X	X	X
When-Issued Securities	X	X	X	X
Participation Certificates	X	X	X	X
Investment Companies and Exchange-Traded Funds	X	X	X	X
Technology Securities	X	X	X	X
Health Care Securities	X	X	X	X
Loans of Portfolio Securities	X	X	X	X
Borrowing	X	X	X	X
Securities of Foreign Issuers	X	X(19)	X(13)	X(20)
U.S. Dollar-Denominated Securities of Foreign Issuers	X	X	X	X
ADRs, EDRs and GDRs	X	X	X	X
Yankee Securities	X	X(19)	X(13)	X(20)
Eurodollar Securities	X	X(19)	X(13)	X(20)
European Union	X	X(19)	X(13)	X(20)
Participation Notes				X
Obligations of Foreign Governments, Supranational Entities and Banks	X	X	X	X
(1)	The Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
(2)	The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
(4)	The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.
(9)	The Fund will limit investments in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets.
(11)	The Fund may not invest more than 15% of its net assets in illiquid securities.

(13)	The Fund may invest only in U.S. dollar-denominated securities.
(17)	The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
(18)	The Fund will limit investments in warrants to no more than 10% of its total assets.
(19)	The Fund may invest in foreign securities so long as that investment does not exceed 10% of its net assets. For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers are defined as foreign securities.
(20)	The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
Money Market Instruments
Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.
Subject to the Daily Income Fund’s investment policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act, the Daily Income Fund may only invest in “Eligible Securities” for purposes of Rule 2a-7.
An Eligible Security is a security that has a remaining maturity of 397 days or less that the Board of Directors has determined presents minimal credit risks to the Fund; is issued by a registered investment company that is a money market fund; or is a government security.
The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund’s investments is limited to 120 days or less. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, securities that will mature or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
On July 23, 2014, the SEC adopted final amendments to Rule 2a-7 of the 1940, which governs money market funds (“MMFs”). As part of the amendment, as of October 14, 2016, any fund relying on Rule 2a-7 must be classified as a retail MMF, a government MMF or an institutional government MMF, and structure its investments and objectives to meet the definition of the selected fund type, as detailed in the Rule. Retail MMFs and government MMFs are permitted to continue to use amortized cost to value their portfolios and offer shares at a stable net asset value of $1.00 per share. Retail MMFs are only available to natural person investors.
On June 17, 2015, the Homestead Funds’ Board of Directors, after carefully reviewing the MMF options available, unanimously approved the conversion of the Daily Income Fund to a government MMF. Accordingly, the Fund has changed its principal investment strategy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7.
While the Daily Income Fund’s Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.
Funding Agreements
When a Fund enters into a funding agreement, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. Guaranteed Investment Contracts (“GICs”)

may be considered illiquid securities and therefore may be subject to any limitations on such investments described elsewhere in this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Extendible Commercial Notes
Extendible commercial notes (“ECNs”) are similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest (see “Mortgage Pass-Through Securities” below).
Bank and Savings and Loan Obligations
The Funds (except the Daily Income Fund) may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are typically no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there has historically not been an active secondary market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
The Funds, other than the International Equity Fund, will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
Commercial Paper and Other Short-Term Corporate Debt Instruments
The Funds (except the Daily Income Fund) may purchase commercial paper and other short-term corporate debt instruments. Commercial paper is short-term, debt obligations usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Non-convertible corporate debt securities with a remaining maturity of less than 13 months are generally liquid (and tend to become more liquid as their maturities lessen) and typically are traded as money market securities.

Repurchase Agreements
The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The underlying securities generally will consist only of high grade money market instruments.
With respect to the Daily Income Fund, the underlying security must be either a cash item or a government security (as defined in Section 2(a)(16) of the 1940 Act). With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on a Fund’s investment in illiquid and restricted securities.
The Funds will seek to assure that the value of the securities collateralizing all repurchase agreements (reduced by reasonable transaction costs that a Fund would incur in the event of default), will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. Such collateral will be in the actual constructive possession of the Funds’ custodian at all times. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by RE Advisers, T. Rowe Price or Harding Loevner, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the adviser will evaluate the counterparty. Such standards are designed to reduce the risk that a counterparty will become involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.
Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
Reverse Repurchase Agreements
Each Fund, except for the Daily Income Fund, may enter into reverse repurchase agreements to the extent permissible under the 1940 Act and within the parameters of the Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve sales of portfolio securities by a Fund concurrently with an agreement by the Fund to repurchase the securities at a later date at a fixed price. Under the 1940 Act, reverse repurchase agreements may be viewed as the borrowing of money by a Fund and, therefore, a form of leverage, which may magnify any gains or losses for the Fund. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.
Debt Securities
The Funds may invest in debt securities, subject to their investment strategies and the restrictions below.
Variable And Floating Rate Securities. The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund may invest in adjustable, variable and floating rate securities which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand.
Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. With respect to the Daily Income Fund, a government security that is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 calendar days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating rate security (see below) shall be deemed to have a remaining maturity of one day. A variable rate instrument that is not a government security and whose principal amount must be unconditionally paid in 397 calendar days or less is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that a floating rate investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
U.S. Government Securities. The Funds may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. These include the various types of instruments currently outstanding or which may be offered in the future. The U.S. Government does not guarantee the net asset value (“NAV”) of the Funds’ shares.
The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.
The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; (b) obligations of the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Student Loan Marketing Association, which are supported only by the credit of the instrumentality.
Municipal Securities. The Funds (except for the Daily Income Fund) may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities to raise money for public purposes. They include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.
Municipal securities may include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. Since August 2015, Puerto Rico has defaulted on certain agency debt payments and has announced that it will be unable to meet additional pending obligations if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a Fund default on their obligations, the Fund may lose the value of those investments.
Unrated, Downgraded and Below Investment Grade Investments. The Funds may invest in unrated, downgraded and below-investment grade instruments within the parameters of the applicable Fund’s investment objectives, strategies, policies and restrictions. The Daily Income Fund may invest in unrated Eligible Securities to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7. See “Money Market Instruments,” above.
Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund interests. Low rated and unrated low quality debt may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Mortgage-Backed and Asset-Backed Debt Securities
The Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities. The Daily Income Fund can invest in such securities only if they are government securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may occur, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.
The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.
FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
FNMA and FHLMC may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA and FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.
The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by a Fund.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities otherwise meet the Fund’s quality standards.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FHLMC or FNMA certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities. Asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, a Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities in which a Fund invests may have underlying assets that include, among others, motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and receivables from credit card agreements. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-

backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) within a particular period of time at a stated exchange ratio. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Before conversion, convertible securities ordinarily provide a stable stream of income, with generally higher yields than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Each Fund, except for the Daily Income Fund, may from time to time purchase convertible securities.
Warrants and Rights
Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.
Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or a right will expire if it is not exercised prior to its expiration date. These factors can make warrants and rights more speculative than other types of investments.
The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. Each of the Short-Term Bond Fund, Value Fund, Small-Company Stock Fund and International Equity Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of its total assets.
Equity Securities
The Value Fund, Growth Fund, Small-Company Stock Fund and the International Equity Fund primarily invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although preferred stock is junior to the debt securities of the issuer. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue.
While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility.
The Short-Term Bond Fund may invest in equity securities to the extent permitted by its investment objectives and strategies. The Daily Income Fund and Short-Term Government Securities Fund will not invest in equity securities.
Illiquid Securities
Each Fund may not invest more than 15% of its net assets (5% of the net assets of the Daily Income Fund) in illiquid securities. A security will be deemed illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued. Difficulty in selling securities may result in a loss or may be costly to a Fund.
The Board of Directors has delegated the function of making day-to-day determination of liquidity to RE Advisers pursuant to the Funds’ adopted Liquidity Determination for Securities Policy (“Liquidity Policy”). RE Advisers is responsible for making liquidity determinations with respect to each security purchased for a Fund and will monitor holdings to ensure that it complies with the Liquidity Policy and each Fund’s investment policies. RE Advisers will periodically review each Fund’s securities holdings to determine the liquidity of the issues held. If a liquid security (or some portion thereof) held by a Fund becomes illiquid, RE Advisers shall treat the security (or the portion deemed to be illiquid) as an illiquid security and determine whether or not to hold the security (or the portion deemed to be illiquid) taking into account all relevant factors, including the amount of illiquid securities then held by the Fund.
Restricted Securities
The Funds (except the Daily Income Fund) may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations or difficulty in selling restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices or at all, which may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
When determining the liquidity of restricted securities, RE Advisers follows the Liquidity Policy, as discussed above under “Illiquid Securities.”
When-Issued Securities
Each Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.
Participation Certificates
A Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names). In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security. A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).
The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the 1933 Act. Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.
There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the fund the amount owed under the participation certificate. The Funds attempt to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.
For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with its investment restrictions.
Investment Companies and Exchange-Traded Funds
The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.
Investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of such expenses, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and the International Equity Fund may purchase shares of ETFs to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. A Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
The Daily Income Fund may purchase shares of other government money market funds. It will not purchase shares of ETFs.
Technology Securities
The Funds (except the Daily Income Fund) may invest in equity and fixed-income technology securities, as permitted by their investment guidelines. Technology securities can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

Health Care Securities
The Funds (except the Daily Income Fund) may invest in equity and fixed-income health care securities, as permitted by their investment guidelines. Health care companies are generally subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines as well as an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies can also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Financial Sector Risk
Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Loans of Portfolio Securities
Each Fund may lend portfolio securities to the extent allowed under “Fundamental Investment Restrictions,” above.
A Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with a Fund’s adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by a Fund for such loans and uninvested cash may be invested, among other things, in a private investment company managed by an affiliate of a Fund’s adviser or in registered money market funds advised by a Fund’s adviser or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Borrowing
The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.
Securities of Foreign Issuers
The International Equity Fund invests primarily in foreign securities. The Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. Government.)
A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.
Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.
To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.
There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets.
The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.
Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Government Securities Fund, these investments include only securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, these investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).
ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.
Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.
European Union. Continuing uncertainty as to the status of the Euro and the EMU and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.
Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.
Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.
Many developing countries in which a Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.
Participation Notes. The International Equity Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.
The other Funds will not invest in participation notes.
Obligations of Foreign Governments, Supranational Entities and Banks. The Funds may invest in short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by RE Advisers to be of comparable quality to the other obligations in which a Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
A Fund may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
Operational and Cybersecurity Risk
Homestead Funds, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
Temporary Defensive Strategies
At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager (s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.
STOCK INDEX FUND ONLY
Because the Stock Index Fund invests all of its investable assets in the Master Portfolio, the Fund is subject to the risks described below indirectly through its investment in the Master Portfolio, which under normal circumstances, invests at least 90% of the value of its assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Standard & Poor’s 500 Stock Index (the “Index”).
144A Securities
The Master Portfolio may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Master Portfolio’s directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Master Portfolio’s directors. The directors have adopted guidelines and delegated to BFA the daily function of determining and monitoring liquidity of 144A securities. The Master Portfolio’s directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the directors will carefully monitor the Master Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Master Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Asset-Based Securities
The Master Portfolio may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Master Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that BFA has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, BFA may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Master Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Master Portfolio does not presently intend to invest directly in natural resource assets, the Master Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
The Master Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
Borrowing and Leverage
The Master Portfolio may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Master Portfolio will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Master Portfolio may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Master Portfolio. Such leveraging increases the Master Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Master Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Master Portfolio shares and in the yield on the Master Portfolio’s portfolio. Although the principal of such borrowings will be fixed, the Master Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Master Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Master Portfolio will have to pay on the borrowings, the Master Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Master Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Master Portfolio’s leveraged position if it expects that the benefits to the Master Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Master Portfolio may result in the Master Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Master Portfolio’s portfolio in accordance with the Master Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Master Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.
The Master Portfolio may at times borrow from affiliates of BFA, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
To the extent permitted by the Master Portfolio’s investment policies and restrictions and subject to the conditions of an exemptive order issued by the SEC, as described below under “Interfund Lending Program,” the Master Portfolio may borrow for temporary purposes through the Interfund Lending Program (as defined below).
Cash Flows; Expenses
The ability of the Master Portfolio to satisfy its investment objective depends to some extent on BFA’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Master Portfolio’s investments). BFA will make investment changes to the Master Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Master Portfolio’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Master Portfolio. Finally, since the Master Portfolio seeks to replicate the total return of its target index, BFA generally will not attempt to judge the merits of any particular security as an investment.
Cash Management
Generally, BFA will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of BFA, a portion of the Master Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BFA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Master Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BFA.
Commercial Paper
The Master Portfolio may purchase commercial paper. Commercial paper purchasable by the Master Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by

Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Master Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. The Master Portfolio can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by BFA or a sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, BFA will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Master Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, the Master Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Master Portfolio is called for redemption, the Master Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
The Master Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by BFA or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, BFA may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. BFA may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when BFA believes such a Manufactured Convertible would better promote the Master Portfolio’s objective than alternative investments. For example, BFA may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Master Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Master Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Master Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
Cyber Security Issues
With the increased use of technologies such as the Internet to conduct business, the Master Portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Master Portfolio’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Master Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Master Portfolio invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Master Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Master Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Master Portfolio have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Master Portfolio cannot control the cyber security plans and systems put in place by service providers to the Master Portfolio and issuers in which the Master Portfolio invests. The Master Portfolio and its shareholders could be negatively impacted as a result.
Debt Securities
Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Master Portfolio’s investment in that issuer. Credit risk is reduced to the extent the Master Portfolio limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Master Portfolio management, the Master Portfolio’s investments in debt securities could be adversely affected and the Master Portfolio could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.
During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
The value of fixed-income securities in the Master Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Master Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Master Portfolio’s assets will vary.
Depositary Receipts (ADRs, EDRs and GDRs)
The Master Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Master Portfolio may invest in both sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”
Derivatives
The Master Portfolio may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Master Portfolio to increase or decrease the level of risk to which the Master Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Master Portfolio may use derivatives for hedging purposes. The Master Portfolio may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Master Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Master Portfolio invests in a derivative for speculative purposes, the Master Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Master Portfolio may utilize derivative instruments to maintain a portion of their portfolio long and short positions. Unless otherwise permitted, the Master Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Master Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Master Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Master Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Master Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Master Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Master Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that the Master Portfolio’s hedging strategies will be effective. The Master Portfolio is not required to engage in hedging transactions and the Master Portfolio may choose not to do so.
The Master Portfolio may use derivative instruments and trading strategies, including the following:
Indexed and Inverse Securities. The Master Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Master Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Master Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Master

Portfolio may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Master Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Master Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Master Portfolio may be required to pay substantial additional margin to maintain the position.)
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
Whether the Master Portfolio’s use of swap agreements or options on swap agreements (“swaptions”) will be successful in furthering its investment objectives will depend on BFA’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Master Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Master Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Master Portfolio will not be able to meet its obligations to the counterparty. The Master Portfolio, however, will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Master Portfolio initially to make an equivalent direct investment, plus or minus any amount the Master Portfolio is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut_ in connection with trading of over-the-counter (“OTC”) swaps with the Master Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. It is possible that these new requirements, as well as potential additional government regulation and other developments in the swaps market, could adversely affect the Master Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Master Portfolio’s portfolio because, in addition to its total net assets, the Master Portfolio would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Master Portfolio thereunder. Swap agreements also bear the risk that the Master Portfolio will not be able to meet its obligation to the counterparty. Generally, the Master Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Master Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Master Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Master Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Master Portfolio’s obligations will be segregated by the Master Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Master Portfolio initially to make an equivalent direct investment, plus or minus any amount the Master Portfolio is obligated to pay or is to receive under the total return swap agreement.
Futures. The Master Portfolio may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Master Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Master Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Master Portfolio’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Master Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Master Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Master Portfolio was attempting to identify specific securities in which to invest in a market the Master Portfolio believes to be attractive. In the event that such securities decline in value or the Master Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Master Portfolio may realize a loss relating to the futures position.
The Master Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Master Portfolio entered into futures transactions. The Master Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Master Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Master Portfolio intends to purchase.
To maintain greater flexibility, the Master Portfolio may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Master Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) BFA’s or a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Foreign Exchange Transactions. The Master Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to the Master Portfolio, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio. As an illustration, the Master Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Master Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Master Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Master Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Master Portfolio are considered to constitute hedging transactions. The Master Portfolio have a fundamental investment restriction that restricts currency option strategies. The Master Portfolio will not attempt to hedge all of its foreign portfolio positions.
Risk Factors in Derivatives. Derivatives are volatile and involve significant risks, including:
Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Master Portfolio, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Master Portfolio seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Master Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what that Master Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
The Master Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Master Portfolio will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Master Portfolio to potential losses that exceed the amount originally invested by the Master Portfolio. When the Master Portfolio engages in such a transaction, the Master Portfolio will segregate liquid assets with a value at least equal to the Master Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Master Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Master Portfolio to ascertain a market value for such instruments. The Master Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which BFA anticipates the Master Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that the Master Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Master Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Master Portfolio will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Master Portfolio with a third-party guaranty or other credit enhancement.
Equity Securities
The Master Portfolio may invest in equity securities, which include common stock and, for the Master Portfolio, preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. For a discussion of the types of equity securities in which the Master Portfolio may invest and the risks associated with investing in such equity securities, see the Master Portfolio’s prospectus.
Foreign Investment Risks
The Master Portfolio may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Master Portfolio will lose money.
Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Master Portfolio’s primary U.S. benchmark index.
In addition to equity securities, foreign investments of the Master Portfolio may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Foreign Market Risk. The Master Portfolio that may invest in foreign securities offer the potential for more diversification than the Master Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Master Portfolio will lose money. In particular, the Master Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Master Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Master Portfolio’s ability to purchase or sell foreign securities or transfer the Master Portfolio’s assets or income back into the United States, or otherwise adversely affect the Master Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Master Portfolio’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Master Portfolio can earn on its investments.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Master Portfolio's investments in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for BFA to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Master Portfolio If such restrictions should be reinstituted, it might become necessary for the Master Portfolio to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. The Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Master Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Master Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Master Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Master Portfolio as compared to investment companies that invest only in the United States.
Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Master Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Master Portfolio to carry out transactions. If the Master Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Master Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Master Portfolio could be liable to that party for any losses incurred.
Illiquid or Restricted Securities
The Master Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Master Portfolio’s assets in illiquid securities may restrict the ability of the Master Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Master Portfolio’s operations require cash, such as when the Master Portfolio redeems shares or pays dividends, and could result in the Master Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
The Master Portfolio may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Master Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Master Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Master Portfolio may be required to bear the expenses of registration. Certain of the Master Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Master Portfolio may obtain access to material nonpublic information, which may restrict the Master Portfolio’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Master Portfolio’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Master Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Master Portfolio) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Master Portfolio decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Master Portfolio might obtain less favorable pricing terms that when it decided to sell the security.
Inflation Risk
Like all mutual funds, the Master Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Master Portfolio’s assets can decline as can the value of the Master Portfolio’s distributions.
Information Concerning the Index
Standard & Poor’s® 500 Index (“S&P 500”). “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of McGraw-Hill Financial and have been licensed for use by certain BFA Funds. The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Financial. S&P makes no representation regarding the advisability of investing in the Master Portfolio. S&P makes no representation or warranty, express or implied, to the owners of shares of the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Master Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Master Portfolio is the licensing of certain trademarks and trade names of S& P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Master Portfolio or the owners of shares of the Master Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of the Master Portfolio or in the determination or calculation of the equation by which the Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Master Portfolio.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Master Portfolio, owners of shares of the Master Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Initial Public Offering (“IPO”) Risk
The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Master Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that the Master Portfolio will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Master Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Master Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.
Interfund Lending Program
Pursuant to an exemptive order granted by the SEC (the “IFL Order”), the Master Portfolio, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, another BlackRock-advised funds (“the Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Master Portfolio may lend or borrow money for temporary purposes directly to or from other Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Although Funds that are money market funds may, to the extent permitted by their investment policies, participate in the Interfund Lending Program as borrowers or lenders, they typically will not need to participate as borrowers because they are required to comply with the liquidity provisions of Rule 2a-7 under the 1940 Act.
If the Master Portfolio has outstanding bank borrowings, any Interfund Loans to the Master Portfolio would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Master Portfolio, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
The Master Portfolio may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Master Portfolio has a secured loan outstanding from any other lender, including but not limited to another Fund, the Master Portfolio's borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Master Portfolio may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Master Portfolio's investment restrictions.
The Master Portfolio may not lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Master Portfolio's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business days’ notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. The Master Portfolio may not borrow more than the amount permitted by its investment restrictions.

Investment in Emerging Markets
The Master Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in the Master Portfolio’s prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Master Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Master Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Master Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Master Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Master Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Master Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Master Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Master Portfolios may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Master Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Master Portfolio’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives—Futures” and “Foreign Exchange Transactions.”
Investment in Other Investment Companies
The Master Portfolio may, subject to applicable law, invest in other investment companies (including investment companies managed by BFA and its affiliates), including money market funds and ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, the Master Portfolio may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act the Master Portfolio may not acquire securities of an investment company if such acquisition would cause the Master Portfolio to own more than 3% of the total outstanding voting stock of such investment company and the Master Portfolio may not invest in another investment company if such investment would cause more than 5% of the value of the Master Portfolio’s total assets to be invested in securities of such investment company. (These limits do not restrict a feeder fund from investing all of its assets in shares of its Master

Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, the Master Portfolio may not invest in a registered closed-end investment company if such investment would cause the Master Portfolio and other BFA-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Master Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Master Portfolio may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances the Master Portfolio may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by the Master Portfolio that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Master Portfolio holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Master Portfolio paid for the shares and the Master Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Master Portfolio would experience a loss.
In addition, if the Master Portfolio acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Master Portfolio and, indirectly, the expenses of such investment companies. Such expenses, both at the Master Portfolio level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BFA. Please see the Master Portfolio’s prospectus to determine whether any such management and advisory fees have been waived by BFA. Investments by the Master Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Master Portfolio securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which the Master Portfolio invests a portion of its assets.
To the extent shares of the Master Portfolio are held by an affiliated fund, the ability of the Master Portfolio itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for the Master Portfolio to invest indirectly in certain developing countries.
Master Limited Partnerships
The Master Portfolio may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Master Portfolio intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Master Portfolio intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Merger Transaction Risk
In replicating its target index, the Master Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, the Master Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Master Portfolio for the target company’s stock. However, the Master Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case the Master Portfolio’s holding of the target company’s stock may not result in any profit for the Master Portfolio and may lose significant value.
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks
The Master Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Master Portfolio may invest in:
(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);
(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;
(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by BFA;
(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;
(f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;
(g) funding agreements issued by highly-rated U.S. insurance companies;
(h) securities issued or guaranteed by state or local governmental bodies;
(i) repurchase agreements relating to the above instruments;
(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;
(k) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;
(l) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;
(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;
(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by BFA under guidelines established by the Master Portfolio’s board; and
(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

To the extent consistent with their investment objectives, the Master Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.
Preferred Stock
The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Related Securities
Although the Master Portfolio may not invest directly in real estate, the Master Portfolio may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Master Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Master Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Master Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
In addition, if the Master Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Master Portfolio owns, the receipt of such income may adversely affect the Master Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
Real Estate Investment Trusts (“REITs”)
In pursuing its investment strategy, the Master Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so the Master Portfolio will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Master Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Master Portfolio’s investment strategy results in the Master Portfolio investing in REIT shares, the percentage of the Master Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Master Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by the Master Portfolio from REIT shares and distributed to the Master Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the

Master Portfolio that shareholders of the Master Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements and Purchase and Sale Contracts
Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Master Portfolio, to repurchase a security sold to the Master Portfolio at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Master Portfolio and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. The Master Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Master Portfolio and its counterparties and, therefore, the Master Portfolio may be subject to the credit risk of those custodians.
Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Master Portfolio would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Master Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, BFA or a sub-adviser will monitor the creditworthiness of the seller, and the Master Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Master Portfolio does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. BFA or a sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Master Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Master Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Master Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Master Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Master Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Master Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
In any repurchase transaction to which the Master Portfolio is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For the Master Portfolio, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Master Portfolio could not hold directly under its investment strategies without the repurchase obligation.

The type of collateral underlying repurchase agreements may also pose certain risks for the Master Portfolio. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Master Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Master Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Master Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.
The Master Portfolio may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Master Portfolio’s other illiquid investments, would exceed 15% of the Master Portfolio’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Rights Offerings and Warrants to Purchase
The Master Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Master Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Master Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
Risks of Investing in China
Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity, and may have an unpredictable impact on the investment activities of the Master Portfolio. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Master Portfolio.
In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Master Portfolio may not be recognized as the owner of securities that are held on behalf of the Master Portfolio by a sub-custodian.
The Renminbi (“RMB”) is not currently a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity in the Master Portfolio as capital may become trapped in the PRC. The Master Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Master Portfolio of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Master Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Master Portfolio.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.
The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on the Master Portfolio and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practice and those prepared in accordance with international accounting standards.
Risk of Investing through Stock Connect. China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. The Master Portfolio may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Master Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Master Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Master Portfolio from investing in A-shares on a timely basis, which could affect the Master Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Master Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Master Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Master Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Master Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Master Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.
The Master Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Master Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect launched on November 17, 2014 and is in its initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Master Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted and the Master Portfolio’s ability to achieve its investment objective may be adversely affected. In addition, the Master Portfolio’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Master Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Master Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Securities Lending
The Master Portfolio may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including to borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Master Portfolio if, as a result, the aggregate value of all securities loans of the Master Portfolio exceeds one-third of the value of the Master Portfolio’s total assets (including the value of the collateral received). The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Master Portfolio for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of BFA or in registered money market funds advised by BFA or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Master Portfolio would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Master Portfolio. The Master Portfolio could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Master Portfolio for securities loaned out by the Master Portfolio will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Master Portfolio’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Securities of Smaller or Emerging Growth Companies
Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. BFA believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Master Portfolio of portfolio securities to meet redemptions or otherwise may require the Master Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in BFA’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by BFA does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. BFA believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Master Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but BFA believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
Short Sales
The Master Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Master Portfolio does not own declines in value. The Master Portfolio has a fundamental investment restriction prohibiting short sales of securities other than short sales against-the-box. In a short sale against-the-box, at the time of the sale, the Master Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When the Master Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Master Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Master Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Master Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Master Portfolio borrowed the security, regarding payment received by the

Master Portfolio on such security, the Master Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities that it does not own exposes the Master Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. The Master Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Master Portfolio replaces the borrowed security. As a result, if the Master Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Master Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Master Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Master Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Trust Preferred Securities
The Master Portfolio may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Obligations
The Master Portfolio may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Examples of the types of U.S. Government obligations that may be held by the Master Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import

Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Master Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.
U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Master Portfolio’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. BFA believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. BFA seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Master Portfolio’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Master Portfolio, BFA believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. BFA will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants. The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of BFA, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of BFA, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. BFA believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
The Master Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Master Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Master Portfolio at an established price with payment and delivery taking place in the future. The Master Portfolio enters into these transactions to obtain what is considered an advantageous price to the Master Portfolio at the time of entering into the transaction. When the Master Portfolio purchases securities in these transactions, the Master Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, the Master Portfolio or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Master Portfolio to purchase the securities. The Master Portfolio will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, the Master Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Master Portfolio on the settlement date. In these cases the Master Portfolio may realize a taxable capital gain or loss.
When the Master Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Master Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Master Portfolio starting on the day the Master Portfolio agrees to purchase the securities. The Master Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Yields and Ratings
The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Master Portfolio, a rated security may cease to be rated. BFA will consider such an event in determining whether the Master Portfolio should continue to hold the security.
Portfolio Turnover
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. RE Advisers and the subadvisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended December 31, 2016 and December 31, 2017 are as follows:
Fund	2016	2017
Short-Term Government Fund	26%	[]%
Short-Term Bond Fund	31%	[]%
Stock Index Fund(1)	4%	[]%
Value Fund	9%	[]%
Growth Fund	39%	[]%
Small-Company Fund	14%	[]%
International Equity Fund	112%	[]%
(1)	Represents the portfolio turnover rates for the Master Portfolio during the periods indicated.
Directors and Management of Homestead Funds
Directors and Officers
The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.
The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director shall hold office until his successor is elected and qualifies or until his earlier death, resignation, or removal. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until his or her resignation or removal.
Independent Directors
Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Solo Practitioner (attorney) (2008-present); Partner, Krooth & Altman LLP (1981-2007)	8	None
Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge Electric Membership Corporation (1989-present)	8	None
Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee, Chairman of Compensation Committee	2005-present	Retired (2004-present)	8	None
Anthony M. Marinello 4/13/46	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2004-present)	8	None
Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None
Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	Consultant, public affairs (2017-present (self-employed)); CEO and General Manager, Bluebonnet Electric Cooperative (2002-2017)	8	None

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010-present	Retired (2015-present); Chief Investment Officer, Hamilton College (2008-2015); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None
Interested Director and Officers
Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James D. Matheson(2) 3/21/60	Director, President and Chief Executive Officer	2017-present	Chief Executive Officer, NRECA (2016- present); RE Advisers Corporation, President, Chief Executive Officer and Director (2017-Present); Principal, Squire Patton Boggs (2015-2016); Member of the US House of Representatives (2001-2015)	8	Sallie Mae Bank and Sallie Mae Corporation (2015-Present); US Association of Former Members of Congress (2014-Present)
Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Secretary, RE Advisers (2017-present); Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Chief Compliance Officer, Chief Executive Officer, and Director, RE Investment Corporation (2017-present); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007-2008)	N/A	N/A

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Amy M. DiMauro 7/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A
Jack Delaney 12/19/1983	Secretary	2017-present	Counsel, Securities Compliance, NRECA (2017-present); Senior Counsel, The Rock Creek Group, LP )2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014)	N/A	N/A
Laurie Webster 9/14/1963	Chief Operations Officer	2017-Present	Chief Operations Officer, RE Investment Corporation (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calver Investments (2014-2017); Director Securities Operations, Calvert Investments (2006-2014)	N/A	N/A
(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)	Mr. Matheson is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.
Leadership Structure of The Board of Directors
The management of the business and affairs of the Funds is overseen by the Board of Directors. Directors who are not “interested persons” of the Funds as defined in the 1940 Act are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” The Board of Directors consists of nine Directors, eight of whom are Independent Directors. One of the Directors is deemed to be an Interested Director. Certain information concerning the Funds’ governance structure and each Director is set forth below.
The Board of Directors has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.
The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Funds’ distributor, and the Funds’ other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.
Board Structure and Oversight Function. The Board of Directors is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.
An Independent Director serves as Chairman of the Funds’ Board of Directors. The Chairman’s duties include, without limitation, setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, RE Advisers, RE Investment or other service providers.
Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers, including subadvisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and Fund counsel, as appropriate, regarding risks faced by the Funds, RE Advisers and RE Investment.
Committees of The Board of Directors
The Board of Directors of Homestead Funds has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:
Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent registered public accounting firm at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:
•	the Funds’ accounting and financial reporting processes and internal controls;
•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;
•	the Funds’ system of internal accounting and financial controls;
•	the Funds’ compliance with legal and regulatory requirements; and
•	the independent auditors’ qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, and Tonetti are members of the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2017.
Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Directors in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, and Tonetti are members of the Compensation Committee. The Compensation Committee met twice during the fiscal year ended December 31, 2017.
The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2017.
Name Of Director	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Director In Family Of Investment Companies
Anthony M. Marinello	[Daily Income Fund $1 - $10,000 Short-Term Bond Fund $10,001 - $50,000 Value Fund $1 - $10,000 Small-Company Stock Fund $1 - $10,000]	[$50,001-$100,000]
Douglas W. Johnson	[Daily Income Fund
$10,001 - $50,000
Short-Term Bond Fund
Over $100,000
Stock Index Fund
$10,001-$50,000
Growth Fund
Over $100,000
Value Fund
Over $100,000
Small-Company Stock Fund
Over $100,000
International Equity Fund
	Over $100,000]	[Over $100,000]
James F. Perna	[Value Fund $50,001 - $100,000 Small-Company Stock Fund $50,001 - $100,000]	[Over $100,000]
Sheldon C. Petersen	[Short-Term Bond Fund Over $100,000 Stock Index Fund Over $100,000 Value Fund Over $100,000 International Equity Fund $1-$10,000]	[Over $100,000]
Kenneth R. Meyer	[Short-Term Bond Fund Over $100,000 Value Fund Over $100,000 Small-Company Stock Fund Over $100,000 International Equity Fund Over $100,000]	[Over $100,000]

Name Of Director	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Director In Family Of Investment Companies
Mark Rose	[Daily Income Fund
$10,001-$50,000
Short-Term Government Securities Fund
$1 - $10,000
Short-Term Bond Fund
Over $100,000
Stock Index Fund
$10,001-$50,000
Value Fund
10,001-$50,000
Growth Fund
$10,001-$50,000
Small-Company Stock Fund
10,001-$50,000
International Equity Fund
	$10,001-$50,000]	[Over $100,000]
Peter J. Tonetti	[Short-Term Bond Fund $10,001 - $50,000]	[$10,001-$50,000]
James D. Matheson	[Stock Index Fund $1 - $10,001 - $50,000 Value Fund $1 - $10,000 Small-Company Stock Fund $10,001 - $50,000]	[$10,001-$50,000]
Director Experience and Qualifications
As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:
•	Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors, on which he has served since 1990. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board of Directors believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.
•	Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors, on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative (the “Cooperative”) in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Johnson’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.
•	Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors, on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board of Directors believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.
•	Mr. Marinello is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board of Directors believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.
•	Mr. Petersen is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983. The Board of Directors believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.
•	Mr. Rose is an Independent Director of the Board of Directors, on which he has served since 2005. He is a public affairs consultant. From 2002 until 2017, Mr. Rose was the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas. As the former CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Rose’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.
•	Mr. Tonetti is an Independent Director of the Board of Directors, on which he has served since 2010. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board of Directors believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.
•	Mr. Matheson is the President and Chief Executive Officer of the Homestead Funds, Inc. and is an Interested Director of the Board of Directors, which he joined in 2017. Mr. Matheson is a Director and the Chief Executive Officer and President of RE Advisers and the Chief Executive Officer of the National Rural Electric Cooperative Association (“NRECA”). Prior to joining NRECA, Mr. Matheson served as a principal in the public policy practice for the international law firm Squire Patton Boggs based in Washington, D.C and served from 2001 to 2015 as a U.S. Representative from Utah for seven terms. The Board of Directors believes that his extensive experience in public policy and financial services enable him to bring to the Board of Directors a valuable perspective in development of business strategies.
Compensation
Homestead Funds pays each Independent Director an annual retainer, as well as a per meeting fee, as follows:
ANNUAL RETAINER
Independent Board Chair	$[65,000]
Audit Committee Chair	$[57,000]
Compensation Committee Chair	$[57,000]
Non-chair Independent Director	$[52,000]
PER MEETING FEE
Regular or Special Board Meeting	$[6,000]
Audit Committee Meeting	$[4,000]
Compensation Committee Meeting	$[1,500]

As set forth in the table below, Homestead Funds paid compensation to its Independent Directors during the year ended December 31, 2017.
Name Of Person, Position	Aggregate Compensation From Homestead Funds (Including Voluntary Deferred Compensation)[1]	Pension Or Retirement Benefits Accrued As Part Of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Homestead Funds And Fund Complex Paid To Directors[2]
Douglas W. Johnson[3] Director and Chairman of the Audit Committee	$[92,000]	N/A	N/A	$[92,000]
Kenneth R. Meyer[3] Director and Chairman of the Compensation Committee	$[92,000]	N/A	N/A	$[92,000]
James F. Perna Director and Chairman of the Board	$[99,000]	N/A	N/A	$[99,000]
Sheldon C. Petersen Director	$[92,000]	N/A	N/A	$[92,000]
Mark Rose Director	$[87,000]	N/A	N/A	$[87,000]
Anthony C. Williams[4] Director	$[87,000]	N/A	N/A	$[87,000]
Peter Tonetti Director	$[87,000]	N/A	N/A	$[87,000]
Anthony M. Marinello[3] Director	$[87,000]	N/A	N/A	$[87,000]
James D. Matheson Director	N/A	N/A	N/A	N/A
(1)	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.
(2)	Payment of compensation to the directors is allocated to each Fund according to each Fund’s assets under management.
(3)	The total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2017 fiscal year for participating directors is as follows: Mr. Johnson ($[7,978,)], Mr. Marinello ($[120,450)] and Mr. Meyer ($[471,264)]. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.
(4)	As of December 31, 2017, Anthony C. Williams no longer served as a Director of the Homestead Funds.
[Trustees and Management of Mip
[To be updated by Amendment]
The MIP’s Board of Trustees has responsibility for the overall management and operations of MIP. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Biographical Information
Certain biographical and other information relating to the Trustees of MIP is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[1]
Susan J. Carter 55 East 52nd Street New York, NY 10055 1956	Trustee	2016 to present	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 145 Portfolios	None
Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 145 Portfolios	None
Neil A. Cotty 55 East 52nd Street New York, NY 10055 1954	Trustee	2016 to present	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 145 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson[5] 55 East 52nd Street New York, NY 10055 1941	Trustee	2009 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	26 RICs consisting of 145 Portfolios	None
Cynthia A. Montgomery[4] 55 East 52nd Street New York, NY 10055 1952	Trustee	2009 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	26 RICs consisting of 145 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2009 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	26 RICs consisting of 145 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 145 Portfolios	None
Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	26 RICs consisting of 145 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2009 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 145 Portfolios	None
Claire A. Walton 55 East 52nd Street New York, NY 10055 1957	Trustee	2016 to present	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 145 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005 to 2013, Professor until 2013.	26 RICs consisting of 145 Portfolios	None
Interested Trustees[8]
Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Trustee	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
(1)	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
(2)	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Independent Trustees as joining the Trust’s Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC and its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
(3)	Chair of the Performance Oversight Committee.
(4)	Chair of the Governance Committee.
(5)	Chair of the Board.
(6)	Chair of the Compliance Committee.
(7)	Chair of the Audit Committee.
(8)	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates.
Certain biographical and other information relating to the officers of the Trust is set forth below, including their addresses and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Thomas Callahan 55 East 52nd Street New York, NY 10055 1960	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	Since 2015	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2009 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2009 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchange-traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(1)	Officers of the Trust serve at the pleasure of the Board.
The Board of Trustees consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of MIP as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). MIP is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
The Board of Trustees has overall responsibility for the oversight of the MIP and the Master Portfolio. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of MIP management, in executive session or with other service providers to MIP and the Master

Portfolio. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged BFA to manage the Master Portfolio on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Master Portfolio and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, MIP’s charter, and the Master Portfolio’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Master Portfolio’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Master Portfolio.
Day-to-day risk management with respect to the Master Portfolio is the responsibility of BFA or of subadvisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Master Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the subadvisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Master Portfolio. Risk oversight forms part of the Board’s general oversight of the Master Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Master Portfolio, subadvisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Master Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Master Portfolio’s activities and associated risks.
The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Master Portfolio’s compliance program and reports to the Board regarding compliance matters for the Master Portfolio and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Neil A. Cotty, Claire Walton, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve and recommend to the full Board for approval, the selection, retention, termination and compensation of MIP’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Master Portfolio; (3) review the conduct and results of each independent audit of the Master Portfolio’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Master Portfolio management regarding the accounting or financial reporting policies and practices of the Portfolio and the internal controls of the Master Portfolio and certain service providers; (5) oversee the performance of the Master Portfolio’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Master Portfolio’s Independent Registered Public Accounting Firm the performance and findings of the Master Portfolio’s internal auditors; (7) discuss with Master Portfolio management its policies regarding risk assessment and risk management, as such matters relate to the Master Portfolio’s financial reporting and controls; (8) resolve any disagreements between Master Portfolio management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2017, the Audit Committee met [five] times.
The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Susan J. Carter, Collette Chilton, and Robert C. Robb, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of MIP and recommend Independent Trustee nominees for election by interest holders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Master Portfolio interest holders as it deems appropriate. Master Portfolio interest holders who wish to recommend a nominee should send nominations to the Secretary of MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2017, the Governance Committee met [seven] times.
The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt (Chair), Neil A. Cotty, Cynthia A. Montgomery, Claire A. Walton and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving MIP, the Master Portfolio-related activities of BFA and MIP’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, MIP’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the MIP’s Chief Compliance Officer (“CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2017 the Compliance Committee met [four] times.
The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are Mark Stalnecker (Chair), Susan J. Carter, Collette Chilton and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Master Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on and make recommendations to the full Board in respect of, each the Master Portfolio’s investment objectives, policies and practices; (2) review information on the Master Portfolio’ investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Master Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the interest holders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2017, the Performance Oversight Committee met [four] times.
The members of the Executive Committee (the “Executive Committee”) are Rodney D. Johnson (chair) and Collette Chilton, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2017, the Executive Committee [held no formal meetings. The Executive Committee met informally numerous times throughout the fiscal year].
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing MIP and protecting the interests of interest holders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with MIP’s investment adviser, sub-advisers, other service providers, counsel and Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.
Trustees	Experience, Qualifications and Skills
Independent Trustees
Susan J. Carter	Susan J. Carter recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. She has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter currently serves as director to Pacific Pension Institute, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Advisory Board Member for Girls Who Invest and Advisory Board Member for Bridges Ventures. These positions have provided her with insight and perspective on the markets and the economy. The Board expects to benefit from this knowledge and experience.

Trustees	Experience, Qualifications and Skills
Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.
Neil A. Cotty	Neil A. Cotty recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. He has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. The Board expects to benefit from his knowledge and experience.
Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States, including being a former director of PNC Bank Board and a former director of Brinks, Inc. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.
Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.
Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees	Experience, Qualifications and Skills
Claire A. Walton	Claire A. Walton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. She has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. The Board expects to benefit from this knowledge and experience.
Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustees
Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.
John M. Perlowski	John M. Perlowski recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies.
Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2017, did not own any securities of BFA or any entity controlling, controlled by, or under common control with BFA or any of its affiliates as of such date, unless noted above.
Compensation of Trustees. Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as board member of the BlackRock-advised Funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $15,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a $5,000 board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000, and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.

The following table sets forth the compensation MIP paid the Trustees on behalf of the Master Portfolio for the fiscal year ended December 31, 2017 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2017.
Trustees	S&P 500 Index Master Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from S&P 500 Index Master Portfolio and Other BlackRock- Advised Funds[1]
Independent Trustees
David O. Beim[2]	$17,140	None	$380,000
Susan J. Carter[3]	$15,115	None	$339,203
Colette Chilton	$16,601	None	$370,000
Neil A. Cotty[3]	$15,115	None	$339,203
Frank J. Fabozzi[4]	$1,408	None	$433,343
Dr. Martina S. Horner[2]	$17,140	None	$380,000
Rodney D. Johnson[5]	$22,106	None	$472,500
Cynthia A. Montgomery[6]	$16,533	None	$362,500
Joseph P. Platt[7]	$17,140	None	$380,000
Robert C. Robb, Jr.	$16,601	None	$370,000
Mark Stalnecker[8]	$16,601	None	$370,000
Kenneth L. Urish[9]	$17,678	None	$390,000
Claire A. Walton[3]	$15,115	None	$339,203
Frederick W. Winter	$16,601	None	$370,000
Interested Trustees
Barbara G. Novick	None	None	None
John M. Perlowski	None	None	None
(1)	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page [72].
(2)	Mr. Beim and Dr. Horner retired as Trustees of the Trust effective December 31, 2016. Mr. Beim and Dr. Horner also retired as a director or trustee of all other BlackRock-advised Funds effective December 31, 2016.
(3)	Each of Mses. Carter and Walton and Mr. Cotty was elected to serve as a Trustee of the Trust effective February 8, 2016.
(4)	Mr. Fabozzi resigned as a Trustee of the Trust effective February 5, 2016. After his resignation, Mr. Fabozzi served as a consultant to the Board through the first quarter of 2016, and received a fee for such services. Mr. Fabozzi will continue as a board member of the funds in the Closed-End Complex.
(5)	Chair of the Board.
(6)	Chair of the Governance Committee.
(7)	Chair of the Compliance Committee.
(8)	Chair of the Performance Oversight Committee.
(9)	Chair of the Audit Committee.]
Master/Feeder Structure
The Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Stock Index Fund is a “feeder fund” into the Master Portfolio. If another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that may be available through investment in the Master Portfolio may not be fully achieved. The Stock Index Fund may withdraw its investment in the Master Portfolio only if the Funds’ Board of Directors determines that such action is in the best interests of the Stock Index Fund and its shareholders. Prior to any such withdrawal, the Board of Directors would consider alternative investments, including investing all of the Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and the Master Portfolio.
The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Stock Index Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.
Code of Ethics
Homestead Funds, RE Advisers, and RE Investment, as well as T. Rowe Price, Harding Loevner, BFA and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Funds or the Master Portfolio, respectively.
Proxy Voting Policies and Procedures
Proxy Voting of the Funds
The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Equity Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight.
Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and Harding Loevner, Harding Loevner will vote proxies for the International Equity Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.
Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at sec.gov.
Proxy Voting Policies of the Master Portfolio
The Board of Directors of the Master Portfolio has delegated the voting of proxies for the Master Portfolio’s securities to BFA pursuant to BFA’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, BFA will vote proxies related to Master Portfolio securities in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio’s stockholders, on the one hand, and those of BFA, or any affiliated person of the Master Portfolio or BFA, on the other. In such event, provided that BFA’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA’s clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BFA’s Portfolio Management Group and/or BFA’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the BlackRock Proxy Voting Guidelines is attached as Appendix E.
Information on how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at blackrock.com and (ii) on the SEC’s website at sec.gov.
Principal Holders of Securities
Except as noted below in the table, to the Homestead Funds’ knowledge, no persons own of record 5% or more of any class of shares of a Fund. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Management Agreement with RE Advisers.
Fund Name	Name And Address	Percent Of Fund Ownership As Of [________, 2018]
Value Fund	[Pershing, LLC1] [Jersey City, NJ 07303-2052]	[21.08%]
Small-Company Stock Fund	[Charles Schwab & Co, Inc. for the Exclusive Benefit of Our Customers 1] [San Francisco, CA 94104-4151]	[32.38%]
	[National Financial Services LLC for the Exclusive Benefit of Our Customers 1] [New York, NY 10281]	[17.29%]
	[TD Ameritrade Inc. for the Exclusive Benefit of Our Clients 1] [Omaha, NE 68103-2226]	[12.62%]
	[Pershing, LLC1] [Jersey City, NJ 07303-2052]	[14.01%]
International Equity Fund	[Oklahoma Electric Cooperative] [Norman, OK 73030-1208]	[5.00%]
(1)	The Fund’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund’s transfer agent. The beneficial owners of these shares are the individual and other investors who maintain accounts within these broker-dealer intermediaries.
Management Ownership
[As of [_____________, 2018], Directors and officers of the Funds as a group owned [1.80]% of the outstanding shares of the International Equity Fund. They owned less than []% of the outstanding shares of all of the other Funds.]
Investment Management and Other Services
Re Advisers
RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund pursuant to separate Investment Management Agreements that have been approved by the Board of Directors of Homestead Funds, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of December 31, 2017, managed approximately $[9.77] billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are James D. Matheson, Amy DiMauro, Martin J. Lowery, Beth Civerolo, and Danielle C. Sieverling.
RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.
In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, investment program, policies and restrictions, that may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, investment program, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by notice in writing to RE Advisers; (3) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement; (5) furnish the Board of Directors with periodic reports concerning RE Advisers’ economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuersto be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers; (7) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement (8) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by a Fund; and (9) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International

Equity Fund, RE Advisers shall also (1) supervise and monitor the investment activities of any subadviser approved for a Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board.
In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to Homestead Funds including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds. RE Advisers has entered into an administration agreement with the Stock Index Fund pursuant to which it provides the Fund with the foregoing administrative services.
Under Master Services Agreements by and between NRECA and RE Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to RE Investment and RE Advisers. Additionally, RE Advisers pursuant to a Master Services Agreement with RE Investment has agreed to provide qualified personnel as requested by RE Investment to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of Homestead Funds. RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by RE Advisers.
As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:
Daily Income Fund	.50% of average daily net assets
Short-Term Government Securities Fund	.45% of average daily net assets
Short-Term Bond Fund	.60% of average daily net assets
Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million
Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million
Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million
International Equity Fund	.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million
As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.
The management fees or administration fees before waivers, charged by RE Advisers to each Fund during the three years ended December 31, 2017, 2016 and 2015 were as follows:
Fund	2017	2016	2015
Daily Income Fund	$[]	$966,392	$942,628
Short-Term Government Securities Fund	$[]	$333,129	$338,226
Short-Term Bond Fund	$[]	$3,268,648	$3,357,408
Stock Index Fund(1)	$[]	$290,939	$289,108
Value Fund	$[]	$4,347,086	$4,417,711
Growth Fund	$[]	$722,657	$694,621
Small-Company Stock Fund	$[]	$9,470,233	$9,054,531
International Equity Fund	$[]	$399,003	$1,530,297
(1)	Administration fees paid to RE Advisers.
The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the Operating Expenses incurred by a Fund through [May 1, 2019], exceed the amount set forth below (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. The term “Operating Expenses” includes all operating expenses incurred by a Fund, including, but not limited to, (i) in the case of a Fund other than the Stock Index Fund, the

Management Fee, and (ii) in the case of the Stock Index Fund, the Administrative Fee and the fees indirectly incurred by the Stock Fund Index Fund through its investment in the Master Portfolio. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest: (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of a Fund’s business; and (vi) in the case of each Fund other than the Stock Index Fund, the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
Fund	Operating Expense Limit
Daily Income Fund	0.80%
Short-Term Government Securities Fund	0.75%
Short-Term Bond Fund	0.80%
Stock Index Fund	0.75%*
Value Fund	1.25%
Growth Fund	0.95%
Small-Company Stock Fund	1.50%
International Equity Fund	0.99%
*	The Operating Expense Limit with respect to the Stock Index Fund applies to all operating expenses incurred by the Stock Index Fund, including, but not limited to, expenses indirectly incurred by the Stock Index Fund through its investment in the Master Portfolio.
Additionally, for the Daily Income Fund, in light of current economic and market conditions, effective on August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.
The management fees or administration fees waived by RE Advisers for each Fund during the three years ended December 31, 2017, 2016 and 2015 were as follows:
Fund	Year Ended December 31,
	2017	2016	2015
Daily Income Fund(1)	$[]	$649,227	$942,628
Short-Term Government Securities Fund	$[]	$19,176	$0
Short-Term Bond Fund	$[]	$—	$0
Stock Index Fund	$[]	$—	$0
Value Fund	$[]	$—	$0
Growth Fund	$[]	$36,009	$0
Small-Company Stock Fund	$[]	$—	$0
International Equity Fund	$[]	$260,640	$274,933
(1)	During the year ended December 31, 2015, RE Advisers reimbursed Daily Income Fund $150,822, in addition to waiving the entire management fee. In 2016 and 2017, RE Advisers did not reimburse the Daily Income Fund.
T. Rowe Price
T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2017, T. Rowe Price managed over $[810.8] billion in assets.
Pursuant to a subadvisory agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the overall supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:
.50% of the first $50 million;*
..40% of the next $50 million;
..40% on all assets when assets exceed $100 million; and
..375% on assets above $250 million.
*	T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach the next breakpoint.

For the fiscal years ended December 31, 2017, 2016 and 2015, RE Advisers paid T. Rowe Price subadvisory fees of $[], $446,141, and $426,877, respectively.
Harding Loevner Lp
Effective January 15, 2016, Harding Loevner commenced serving as subadviser to the International Equity Fund. Harding Loevner is an asset management firm founded in 1989 and located at 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807. As of December 31, 2017, Harding Loevner managed $[44.86] billion in assets.
Pursuant to a subadvisory agreement with RE Advisers, Harding Loevner furnishes a continuous investment program for the Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the overall supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Harding Loevner a fee calculated using the monthly rates below, applied to the net assets of the International Equity Fund:
.55% of the first $100 million; and
..50% on assets above $100 million.
Harding Loevner started advising the Fund in January 2016. For the fiscal year ended December 31, 2017, RE Advisers paid Harding Loevner subadvisory fees of $[]. For the fiscal period January 15, 2016 through December 31, 2016, RE Advisers paid Harding Loevner subadvisory fees of $282,046. RE Advisers did not pay any subadvisory fees to Harding Loevner in 2015.
Ssga Fm
SSGA FM, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, served as the interim subadviser to the International Equity Fund through January 8, 2016. SSGA FM is a wholly-owned subsidiary of State Street Corporation.
SSGA FM started advising the Fund in September 2015. For the fiscal period January 1, 2016 through January 8, 2016, RE Advisers paid SSGA FM subadvisory fees of $484. For the fiscal year ended December 31, 2015, RE Advisers paid SSGA FM subadvisory fees of $25,130.
Mercator Asset Management, L.P.
Mercator served as subadviser to the International Equity Fund until September 7, 2015. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. For the fiscal year ended December 31, 2015, RE Advisers paid Mercator subadvisory fees of $699,392.
Bfa
The investment adviser to the Master Portfolio is BFA. BFA is a wholly-owned subsidiary of BlackRock, Inc. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BFA. The Advisory Contract will terminate automatically if assigned.
Effective as of April 30, 2015, BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund. Prior to April 30, 2015, BFA received monthly fees at the annual rate 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio.
For the fiscal years ended December 31, 2017, 2016 and 2015, BFA received investment advisory fees from the Master Portfolio of $[]. $2,769,831, and $2,485,388, respectively.
A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. BFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such Master Portfolio Independent Expenses through [April 30, 2018]. For the fiscal years ended December 31, 2017, 2016 and 2015, BFA provided offsetting credits, in the amounts of $[], $518,820, and $402,964, respectively, against advisory fees paid by the Master Portfolio.

Portfolio Managers
Re Advisers
Other Accounts Managed
The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2017.
Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Mauricio Agudelo	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$[4,248 million]
	Other Accounts	3	$[29 million]
Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$[2,191 million]
	Other Accounts	1	$[41 million]
Prabha Carpenter	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$[2,191 million]
	Other Accounts	1	$[41 million]
Marc Johnston	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	1	$[1.9 million]
Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$[4,248 million]
	Other Accounts	3	$[29 million]
None of the accounts above pay a performance-based advisory fee.
Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.
Compensation of Portfolio Managers
RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and recommendations specific to the portfolio managers’ compensation program. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance.
Base pay: Base pay for portfolio managers is reviewed annually and adjusted as needed based on competitive market increases in base pay, as reported by national and local salary surveys.
Variable pay: Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on a combination of one-year and three-year annual total rates of return before taxes as of December 31. There is also a qualitative factor correlated with the embodiment of NRECA’s core competancies. Certain portfolio managers are eligible to receive a payment on portfolios that the manager is responsible for managing. The rates of return of each Fund that the portfolio manager is responsible for managing is compared to the return of each Fund’s primary benchmark index as set forth in the Fund’s prospectus before taxes during the applicable period. Performance is taken from independent third-party sources depending on the fund and appropriateness of the comparison. Eligible portfolio managers receive an annual growth incentive bonus by applying a payout rate to the net revenue earned during the performance year on the net shareholder investments into applicable Funds. The payout is equally split between eligible portfolio managers and paid in cash.
Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current RE Advisers 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. Additionally, if eligible, a contribution is made on an annual basis representing the replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored defined benefit plan. Eligible participants receive an annual cash payment once normal retirement age is reached or alternatively the full benefit is received upon termination of employment.
Other benefits: RE Advisers offers a Top Hat Plan, which enables eligible portfolio managers and other Plan eligible professionals to defer up to 100% of wages, including bonuses. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of compensation. All other benefit plans and programs are available to all employees.
Ownership of Securities
The table below shows the dollar range of Fund shares as of December 31, 2017 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.
Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Mark Ashton	Value Fund [$100,001-$500,000]
Small-Company Stock Fund [$500,001-$1,000,000]
Prabha Carpenter	Value Fund [$100,001-$500,000]
Small-Company Stock Fund [$100,001-$500,000]
Marc Johnston	Daily Income Fund [None]
Mauricio Agudelo	Short-Term Government Securities Fund [None]
Short-Term Bond Fund [None]
Doug Kern	Short-Term Government Securities Fund [None]
Short-Term Bond Fund [$1-$10,000]
T. ROWE PRICE
The table below shows information regarding the accounts managed by Mr. Tamaddon1, the portfolio manager of the Growth Fund, as of December 31, 2017:
Taymour R. Tamaddon	Total # of Accounts Managed	Total Assets (in millions)
Registered investment companies	[6]	$[18,918,258,974]
Other pooled investment vehicles	[8]	$[2,862,299,406]
Other accounts	[48]	$[10,494,196,612]
None of the accounts listed above has performance-based fees.

(1)
Taymour R. Tamaddon became portfolio manager of the Growth Fund effective January 1, 2017.
[Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, T. Rowe Price portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
The compensation structure is used for all portfolios managed by Mr. Tamaddon.
As of December 31, 2017, Taymour R. Tamaddon [did not beneficially own] any shares of the Growth Fund.]
HARDING LOEVNER
The table below shows information regarding the other accounts managed by the portfolio management team of the International Equity Fund as of December 31, 2017:
Name of Portfolio Manager (1)	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies	[3]	$[13,371,831,334]
	Other Pooled Investment Vehicles	[4]	$[2,743,227,394]
	Other Accounts	[276]	$[14,607,250,398]
Alexander Walsh	Registered Investment Companies	[2]	$[12,566,769,456]
	Other Pooled Investment Vehicles	[2]	$[1,776,178,957]
	Other Accounts	[244]	$[3,309,224,604]
Bryan Lloyd	Registered Investment Companies	[2]	$[12,566,769,456]
	Other Pooled Investment Vehicles	[2]	$[1,776,178,957]
	Other Accounts	[239]	$[3,303,384,109]
Patrick Todd	Registered Investment Companies	[2]	$[12,566,769,456]
	Other Pooled Investment Vehicles	[2]	$[1,776,178,957]
	Other Accounts	[239]	$[3,303,384,109]
Andrew West	Registered Investment Companies	[5]	$[12,590,680,853]
	Other Pooled Investment Vehicles	[2]	$[1,776,178,957]
	Other Accounts	[239]	$[3,303,384,109]
Scott Crawshaw	Registered Investment Companies	[6]	$[11,255,484,549]
	Other Pooled Investment Vehicles	[7]	$[3,011,836,553]
	Other Accounts	[10]	$[4,910,017,627]
(1)	Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times for each team member.
The investment management agreement for three foreign institutional Global Equity separate accounts, with total assets of $[616] million, include a performance fee.
As of December 31, 2017, Messrs. Roll, Walsh, Crawshaw, Lloyd, Todd and West [did not own] any shares in the International Equity Fund.

Portfolio Manager Compensation Overview
Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed-upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index before taxes.
All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.
Harding Loevner does not anticipate that management by a portfolio manager of other accounts with a similar investment strategy would conflict with management of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.
Bfa
As of December 31, 2017, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:
Number of Other Accounts Managed and Assets by Account Type
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan Mason	[376]	[941]	[689]
	[$840.8 Billion]	$[550.9 Billion]	$[504.0 Billion]
Greg Savage, CFA	[350]	[73]	[0]
	$[841.5 Billion]	$[25.40 Billion]	$[0]
Jennifer Hsui, CFA	[140]	[23]	[0]
	$[273.7 Billion]	$[3.78 Billion]	$[0]
Creighton Jue, CFA	[76]	[65]	[40]
	$[81.28 Billion]	$[53.47 Billion]	$[31.99 Billion]
Rachel Aguirre	[89]	[147]	[135]
	$[90.04 Billion]	$[470.5 Billion]	$[449.0 Billion]
None of the accounts listed above pay a performance-based advisory fee.
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2017.
[BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation
Messrs. Jue, Mason and Savage, and Mses. Aguirre and Hsui
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Jue, Mason and Savage, and Mses. Aguirre and Hsui is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will generally be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers have unvested long-term incentive awards.
Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.]
Custodian and Transfer Agent
State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies, restrictions and applicable laws.
DST Asset Manager Solutions, Inc (“DST”), P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.
Brokerage Allocation and Other Practices
Re Advisers
Fund Transactions
Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.
Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The broker-dealers RE Advisers uses for fixed income and over-the-counter transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.
RE Advisers has a fiduciary duty to the Funds to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for each of the Funds. The Committee consists of portfolio managers, analysts, the Chief Compliance Officer and representatives from investment operations. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to evaluate each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, commission reports and brokerage services provided and documents its evaluation process.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list that it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to market-making capabilities in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers.It is RE Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of Homestead Funds’ shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of Homestead Funds so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction.
In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).
RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a client may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit its account. Brokerage firms offering no research services that make securities available for trading may be used. Broker-dealers selected by RE Advisers may be paid commissions for effecting transactions for RE Advisers’ clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if RE Advisers determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or RE Advisers overall duty to its discretionary investment advisory client accounts.
The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.
The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years are noted below. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams, changes in the total assets of a Fund, and/or the brokerage determinations as described above. None of these brokerage commissions noted in the table below were paid to affiliated brokers.
Fund	Year Ended December 31,
	2017	2016	2015
Daily Income Fund	$[]	$—	$—
Short-Term Government Securities Fund	$[]	$—	$—
Short-Term Bond Fund	$[]	$—	$—
Stock Index Fund	$[]	$—	$—
Value Fund	$[]	$126,081	$88,207
Growth Fund	$[]	$24,971	$22,639
Small-Company Stock Fund	$[]	$563,506	$598,671
International Equity Fund	$[]	$56,081(1)	$177,669
(1)	The change in brokerage commissions in 2016 is due to a change in the International Equity Fund’s sub-adviser and its investment strategy.
RE Advisers from time to time purchases and sells the same security for clients using the same executing broker. Clients’ interests must always be placed first and foremost, and RE Advisers has adopted procedures reasonably designed to seek to prevent an account from being systematically disadvantaged by the aggregation of orders. The aggregation or blocking of client transactions (“bunching”) may allow RE Advisers to execute transactions in a more timely, equitable and efficient manner. This practice may enable RE Advisers to seek more favorable executions and net prices for the combined order. RE Advisers generally allocates bunched trade orders, whether wholly or partially filled, among client accounts at the end of the day after consideration of the clients’ cash availability and need, suitability, investment objectives, limitations and guidelines, the amount of securities purchased or sold and other factors deemed appropriate in making investment allocation decisions for each client. In these instances, clients participating in any bunched trades will receive an average trade price, and transaction costs are expected to be shared equitably over time. If the order at a particular broker is filled at several different prices, through multiple trades, generally all participating accounts will receive the average trade price with respect to the securities purchased or sold and pay the average commission, subject to odd lots and rounding.
Initial public offerings (“IPOs”) or new issues are offerings of securities that frequently are of limited size and limited availability. These offerings may trade at a premium above the initial offering price. IPOs, new issues and other desirable but limited opportunities to buy or sell securities are fairly and equitably allocated among clients in a manner that RE Advisers considers reasonably designed to be non-preferential and fair and equitable over time, such that no client or group of clients receives consistently favorable or unfavorable treatment and so as not to systematically advantage any firm, personal or related account. RE Advisers generally seeks to distribute the securities or selling opportunity proportionately among each client account that will hold or holds the security. However, if the amount of the securities that can be purchased or sold is small, it may not be advantageous to separate the trade proportionately into even smaller amounts for allocation. In this case, RE Advisers would keep track of each purchase or sale allocation to seek to ensure each subsequent trade is distributed among the clients in a reasonable manner.
RE Advisers may provide non-discretionary investment recommendations for certain strategies to a program sponsor who chooses whether or not to utilize such recommendations in connection with the program sponsor’s management of model portfolio program client accounts. The program sponsor, not RE Advisers, is the investment adviser for accounts of clients of such programs, and is responsible for executing trades for its clients. Depending on the time when a program sponsor begins trading based on RE Advisers’ recommendations, the program sponsor may effect transactions at prices that are more or less favorable than those at which RE Advisers effects transactions for its discretionary clients; trading by program sponsors or their clients may have an adverse effect on RE Advisers’ trading for its discretionary clients.
RE Advisers does not execute transactions for non-discretionary clients and, in situations in which RE Advisers has discretionary and non-discretionary clients invested in the same strategy, RE Advisers will execute transactions for its discretionary clients before providing advice to its non-discretionary clients.
The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2017:
Fund	Broker Dealer	Market Value
Short Term Government	[Wells Fargo Securities LLC]	$[250066]
Short Term Bond	[Bank of America Securities]	$[7660855]
Short Term Bond	[JP Morgan]	$[928738]
Value Fund	[Bank of America Securities]	$[13264420]
Value Fund	[JP Morgan]	$[44663704]
Value Fund	[Wells Fargo Securities LLC]	$[12179310]
International Equity Fund	[HSBC Holdings plc]	$[912608]
Growth Fund	[Morgan Stanley Co. Inc.]	$[3085348]
Growth Fund	[State Street Bank and Trust]	$[1582923]
Growth Fund	[TD Ameritrade Holding Corp.]	$[1716314]
Bfa
Set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.
[To be updated by Amendment]
[Subject to policies established by the Board of Directors, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Master Portfolio. In return for such services, BFA may cause a Master Portfolio to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Master Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer.
Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BFA believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master Portfolio.
BFA may participate in client commission arrangements under which BFA may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BFA. BFA believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BFA will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BFA regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BFA views as impactful to its trading results.
BFA may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BFA by the broker-dealer) and execution or brokerage services within applicable rules and BFA’s policies to the extent that such permitted services do not compromise BFA’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.
Research-oriented services for which BFA might pay with Master Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Master Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BFA’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Master Portfolio to BFA are not reduced as a result of BFA’s receipt of research services. In some cases, BFA may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BFA makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BFA will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BFA faces a potential conflict of interest, but BFA believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
Payments of commissions to brokers who are affiliated persons of the Master Portfolio, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BFA is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.
From time to time, the Master Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Master Portfolio’s portfolio strategies.
See “Portfolio Transactions and Brokerage” in the Master Portfolio’s SAI for information about the brokerage commissions paid by the Master Portfolio, including commissions paid to affiliates, if any, for the periods indicated.
The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including the PNC Financial Services Group, Inc. (“PNC”) and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.
Over-the-counter issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by the Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
BFA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Master Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Master Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Master Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for the Master Portfolio and for other investment accounts managed by BFA or subadvisers are made independently of each other in light of differing conditions. BFA allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BFA’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BFA, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BFA or to induce future services or benefits to be rendered to BFA, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in the Master Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.
IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BFA on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BFA clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Portfolio or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Master Portfolio is concerned, in other cases it could be beneficial to the Master Portfolio. Transactions effected by BFA on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BlackRock Investments, LLC (“BRIL”) or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors of the Master Portfolio in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.
Portfolio Turnover
While the Master Portfolio generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Master Portfolio management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Master Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Master Portfolio.]

Brokerage Commissions. The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:
	Year Ended December 31
Fund	2017	2016	2015
S&P 500 Index Master Portfolio	$[]	$294,628	$177,552
Harding Loevner
[To be updated by Amendment]
[The subadvisory agreement for the management of the International Equity Fund (the “Fund”) authorizes Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund’s portfolio and directs Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the portfolio. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations and accounts may pay more than the lowest commission as a result. Neither Harding Loevner nor any of its officers, affiliates or employees will act as principal or receive any compensation from the Fund’s portfolio in connection with the purchase or sale of investments for the portfolio.
Some securities considered for investment by the Fund’s portfolio also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities is consistent with the investment policies of the Fund’s portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the Fund’s portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to the oversight by Harding Loevner’s Chief Compliance Officer and periodic review by the Fund’s Chief Compliance Officer.
Brokers are selected on the basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services. The types of research received from brokers include print and electronic publications such as business news, company research, industry research, economic research, strategy research and historical market data and other research services such as company meetings, investment conferences, analyst calls and meetings, and research travel logistics. The source of the above types of research can be either proprietary or third-party.
The Fund’s portfolio invests outside the United States and anticipates that its brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although the portfolio seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.
No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.]
T. Rowe Price
[To be updated by Amendment]
[Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is responsible for implementing the decisions for the Fund, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution.
Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
How Broker-Dealers Are Selected. In purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, T. Rowe Price may pay higher brokerage commissions to broker-dealers providing brokerage and research services to T. Rowe Price than might otherwise be paid to other broker-dealers that do not provide research in accordance with Section 28(e) under the 1934 Act and subsequent guidance from regulators. In selecting broker-dealers to execute the Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the size and difficulty of the order, the reliability, integrity, general execution, operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them, and, in the case of equity transactions, the rate of the commission and the brokerage and research services provided. T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability, provide better price, or more efficient execution.
In general, we utilize a broad spectrum of execution venues. These include traditional stock exchanges, electronic communication networks, alternative trading systems, algorithmic solutions, crossing networks, and other alternative pools of liquidity. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or system it believes to be actively and effectively trading the security being purchased or sold. T. Rowe Price may not be able to influence the venues where broker-dealers execute.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid. On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers factors such as: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commissions Paid to Broker-Dealers for Research. T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. The research incorporates both domestic and international perspectives. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts, corporate and industry executives, and other persons. In addition, research may include the provision of access to unaffiliated individuals with expertise in various industries, businesses, or other related areas. T. Rowe Price may receive complimentary and customary fixed income research from various broker-dealers, including broker-dealers with which fixed income transactions are carried out in accordance with T. Rowe Price’s best execution obligations. Such research, however, is not contingent upon specific trades with the providing broker-dealer. Some research may be incorporated into firm-wide systems or communications thereby allowing, in some instances, T. Rowe Price to access research obtained through commissions generated by other advisory affiliates.
Certain broker-dealers that provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may also include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions and receipt of proprietary research, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act which permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price in connection with brokerage relationships, including fixed income offerings.
Third-party research from independent research providers and broker-dealers is an important component of the investment process and may be paid for directly by T. Rowe Price, obtained through commission sharing arrangements (“CSAs”). T. Rowe Price maintains CSAs with broker-dealers used for a percentage of “low touch” commission business. We generally effect low touch trading through broker-dealers’ electronic venues. We confine the use of CSA credits to only obtaining research designed to assist in the investment decision-making process. Our current practice is to not acquire market data services, index data, software and other items with commission dollars, although some of those items are permitted under the SEC’s guidance. Not all clients participate in the CSA program, but the research received through such program assists T. Rowe Price with its investment decision making responsibilities regarding their clients overall.
Allocation of Brokerage Commissions. T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction.
As an ongoing process, T. Rowe Price assesses the contributions of the brokerage and research services provided by major broker-dealers and independent research providers in connection with equity transactions, and creates a ranking of such broker-dealers. Portfolio managers, research analysts, and the trading Department each evaluate the brokerage, execution, and research services received from broker-dealers and independent research providers and make judgments to the quality of such services. In addition, smaller specialty broker-dealers and independent research providers are targeted to receive a suggested dollar amount of equity business based on an assessment of services they provide, subject to T. Rowe Price’s fiduciary duties to seek best execution. Actual commissions received by any firm may not reflect such rankings or suggested targets because brokerage business is allocated on the basis of multiple factors constituting best execution. Accordingly, commission business may be less than the ranking or suggested target, but may also often exceed such suggestions. T. Rowe Price does not exclude a broker-dealer from receiving business because the broker-dealer does not provide research services. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the Equity and Fixed Income Brokerage and Trading Control Committees.
Trade Allocation Policies. T. Rowe Price has developed written trade allocation guidelines for its trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocations based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. For example, adjustments may be made: (i) to eliminate positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to private placement transactions, conditions imposed by the issuer or client may limit the availability of allocations to client accounts.
Miscellaneous. It is the policy of T. Rowe Price not to favor one client over another in making recommendations or in placing orders. Clients should be aware however, that the grouping of their orders with other clients’ orders may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped Where the aggregated order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of grouped orders reflects the average price paid or received with respect to the total order.]
Purchase and Redemption of Fund Shares Being Offered
The shares of each Fund are offered to the public for purchase subject to the requirements described in the prospectus.
As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.
Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.
Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Homestead Funds Board of Directors, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.
Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.
In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.
The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by the Fund is not reasonably practicable, or (B) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.
Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.
Determination of Net Asset Value
The net asset value per share of each Fund is generally calculated as of the close of trading on the NYSE on every day the NYSE is open for regular trading (“Valuation Time”). The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The net asset value per share of each Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Funds have contracted with State Street to perform the net asset value calculation.

Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers or the Funds’ subadviser, as determined in good faith in accordance with the Valuation Procedures.
For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost so long as RE Advisers determines that the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, the method for pricing each asset class is noted below.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.
Foreign equity securities that are traded on a foreign exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers or a Fund’s subadviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security maybe higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.
The net asset value of the Stock Index Fund is the Fund’s ownership percentage of the net assets of the Master Portfolio, plus or minus other assets and liabilities of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.
The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.
Distribution of Shares
Pursuant to a Distribution Agreement between the Funds and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.
Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.
As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Funds. In turn, RE Investment has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.
RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.
Disclosure of Portfolio Holdings
Homestead Funds
The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on Funds’ website, as well as through public filings on the SEC website.
Homestead Funds’ Website: homesteadfunds.com
Each Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, each Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the portfolio holdings for the Daily Income Fund are posted to the website monthly within five business days of month end.
SEC’s EDGAR Database: sec.gov
The Funds’ quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.
In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, subadvisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. Rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.
The Funds will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, Homestead Funds requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.
The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or financial individuals. Any monthly disclosure will not be made sooner than three days after the date of the information.
With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information is proprietary, will be kept confidential and that the recipient has a duty not to trade on the non-public information.
The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.
Master Portfolio
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Stock Index Fund invests its investable assets in interests of the Master Portfolio. The Board of Trustees of the Master Portfolio and the Board of Directors of BFA have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Master Portfolio’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Master Portfolio have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio characteristics and portfolio holdings. Each Board of Directors has approved the adoption by the Fund of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.
Disclosure of material non-public information (“Confidential Information”) about a Fund’s portfolio is prohibited, except as provided in the Guidelines. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet website, or information derived or calculated from such public sources) shall not be deemed Confidential Information.
Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so.
Portfolio Characteristics and Holdings Disclosure Schedule. Portfolio characteristics and portfolio holdings may be disclosed in accordance with the below schedule.
•	Portfolio Characteristics: Portfolio characteristics include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S, and EPS.
•	Portfolio Holdings: Portfolio holdings include, but are not limited to, issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity current face value and market value for fixed-income portfolios. Other information that will be treated as portfolio holdings for purposes of the Guidelines includes but is not limited to quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date. For derivatives, indicative data may also be provided, including but not limited to, pay leg, receive leg, notional amount, reset frequency, and trade counterparty. Risk related information (e.g., value at risk, standard deviation) will be treated as portfolio holdings.

Open-End Mutual Funds (Excluding Money Market Funds)
Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5-20 Calendar Days After Month-End	20 Calendar Days After Month-End To Date of Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.		May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end). If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics	Cannot disclose without nondisclosure or confidentiality agreement and CCO approval*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Directors and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or nondisclosure arrangement:
(i)	the preparation and posting of the Fund’s portfolio holdings and/or portfolio characteristics to its website on a more frequent basis than authorized above;
(ii)	the disclosure of the Fund’s portfolio holdings to third-party service providers not noted above; and
(iii)	the disclosure of the Fund’s portfolio holdings and/or portfolio characteristics to other parties for legitimate business purposes.
Fact Sheets and Reports. Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.
Ongoing Arrangements. BFA has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	MIP’s Board of Directors and, if necessary, Independent Directors’ counsel and fund counsel.
2.	MIP’s Transfer Agent
3.	MIP’s Custodian
4.	MIP’s Administrator, if applicable.
5.	MIP’s independent registered public accounting firm.
6.	MIP’s accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet.
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Sponsors and consultants for pension and retirement plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions), Wilshire Associates and JPMorgan Chase Bank, N.A.
11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.
12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, and State Farm Mutual Fund and their respective boards, sponsors, administrators and other service providers.
14.	Affiliated feeder funds — BlackRock Cayman Treasury Money Market Fund Ltd., and its board, sponsor, administrator and other service providers.
15.	Other — Investment Company Institute. With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Master Portfolio and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Master Portfolio’s and BFA’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BFA’s compliance personnel under the supervision of the Master Portfolio’s Chief Compliance Officer, monitor BFA’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities — including securities held by the Master Portfolio — about which BFA has Confidential Information. There can be no assurance, however, that the Master Portfolio’s policies and procedures with respect to the selective disclosure of portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Taxes
The following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The following discussion is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Stock Index Fund invests substantially all of its assets in Master Portfolio, and so substantially all of Stock Index Fund’s income will be as a result of income allocated to it by Master Portfolio. Therefore, as applicable, references to the U.S. federal income tax treatment of Stock Index Fund, including to the assets owned, income earned by or decisions made by or on behalf of Stock Index Fund, will be to or will include Master Portfolio, and, as applicable, the assets owned by, income earned by or decisions made by or on behalf of Master Portfolio.

Taxation of the Funds
Each Fund has elected to be treated and intends to qualify and be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below)(in each case, such income is “qualifying income”);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership, such as Master Portfolio, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends- paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.
Fund Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a shareholder, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.
If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the
121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company under the Code.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
If a Fund receives dividends from an investment company that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if Stock Index Fund is allocated qualified dividend income from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends- received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
If a Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if Stock Index Fund is allocated such dividends from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals, estates and certain trusts, in each case to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares
The sale, exchange or redemption of shares of a Fund generally will give rise to a gain or loss, but it is not expected that any gain or loss will be realized in respect of the sale, exchange or redemption of Daily Income Fund shares because of that Fund’s policy to maintain its net asset value at a constant $1.00 per share. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.
Stock Index Fund’s Investment in Master Portfolio
Stock Index Fund invests substantially all of its assets in Master Portfolio. Because Master Portfolio is treated as a partnership for U.S. federal income tax purposes, Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of Master Portfolio so as to reflect the Fund’s interest in Master Portfolio. Stock Index Fund will be required to include such allocations in its income for any partnership taxable year ending within or with Stock Index Fund’s taxable year, regardless of whether or not Master Portfolio distributes any cash to Stock Index Fund in such year.
As a result, whether Stock Index Fund meets the 90% gross income and asset diversification tests described above will depend on whether Master Portfolio operates as it intends, i.e., in a manner that allows Stock Index Fund to meet the foregoing tests. If, in any year, Master Portfolio were to fail to operate as intended, Stock Index Fund would as a result itself fail to qualify as a RIC. If Stock Index Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level, and the resulting taxes could substantially reduce Stock Index Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, Stock Index Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions Relevant to the Stock Index Fund
The Master Portfolio may invest in derivatives. Because the Master Portfolio is treated as a partnership for U.S. federal income tax purposes, the Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the Master Portfolio, including with respect to the Master Portfolio’s investments in derivatives. The other Funds will not invest in derivatives.
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Funds’ options transactions, if any, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
A Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including certain hybrid instruments discussed above, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Certain of a Fund’s investments in derivative instruments are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Securities Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.
Higher-Risk Securities
To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests of REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Certain of a Fund’s investments in foreign-currency denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Taxation
Income, proceeds and gains received by the Funds, directly or indirectly, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.
If more than 50% of a Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. International Equity Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax- exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
To comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act, shareholders may be required to provide tax-related certifications, information or other documentation, including an IRS Form W-9. If a shareholder does not provide such IRS form and other certifications, information or documentation, that shareholder may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of its Fund shares.
Cost Basis Reporting
Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells, redeems or exchanges shares acquired, including through dividend reinvestment, on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.
To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. DST supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. Homestead Funds’ default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decide to elect the Funds’ default method of average cost, no action is required on the part of the shareholder.
For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. DST is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, DST will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by DST and not transmitted to the IRS.
Corporate Matters
The capitalization of Homestead Funds consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of December 31, 2017, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund.
Shareholders of each Fund are entitled to: one vote per full share and a fractional share shall be entitled to a proportional fractional vote; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.
There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.
As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies and restrictions of the Funds; and (4) filling vacancies on the Board of Directors under certain circumstances. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast generally in the election of Directors, remove any Director or Directors from office, either with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.
Principal Underwriter
RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Funds’ Principal Underwriter. Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers.

Independent Registered Public Accounting Firm
[], whose address is [], is the independent registered public accounting firm for Homestead Funds.
[The audited financial statements for the fiscal year ended December 31, 2017 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2017 The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com.]
[The annual report to shareholders dated December 31, 2017 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting BFA at 800.882.0052. [] is the independent registered public accounting firm for the Master Portfolio.]
Legal Matters
Ropes & Gray LLP serves as counsel to the Funds, and is located at 1211 Avenue of the Americas, New York, New York 10036.

Appendix A
DESCRIPTION OF SECURITIES RATINGS ASSIGNED BY
S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.
A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category. The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.
Moody’s Investors Service
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Short-Term Obligation Ratings
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings
Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal short-term note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers (Currently applied and/or outstanding)
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers are no longer applied or outstanding.
*: This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Appendix B
Re Advisers Corporation
Proxy Voting Policies and Procedures
Effective August 6, 2003
Amended March 17, 2005, November 2007, January 1, 2011,
November 29, 2011, July 1, 2013, June 18, 2014, and July 11, 2015
Introduction
RE Advisers Corporation (“RE Advisers”) has a fiduciary duty to act solely in the best interests of, Homestead Funds, Inc., (“Funds”), employee benefit plans subject to Employee Retirement Income Security Act of 1974 (“ERISA Clients”) and other advisory clients (collectively referred to as “Clients”) unless (i) the power to vote proxies has been specifically retained by the Client or (ii) the documents otherwise prohibit RE Advisers from voting proxies.
RE Advisers recognizes that this duty is based on the view of enhancing the value of the shares of stock of our Clients. The best interest of our Clients is the primary consideration in determining how proxies should be voted.
RE Advisers has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).
Proxy Voting Procedures
A.	Clients for Which RE Advisers Has Proxy Voting Responsibility
RE Advisers exercises responsibility for voting proxies with respect to securities selected by RE Advisers and held in Client accounts. RE Advisers’ standard investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the Client has directed RE Advisers to the contrary in writing.
In the case of ERISA Clients, where authority to manage plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:
•	be in writing;
•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).
In the case of the Funds, the Board of Directors of the Funds (“Fund Directors”) has delegated proxy voting responsibility to RE Advisers. In each case where a Fund has a sub-advisor, RE Advisers has delegated proxy voting responsibility to that sub-advisor.
B.	Arrangement with Proxy Voting Service
To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request and votes proxies in accordance with the Proxy Policies (as defined below) or instructions. Additionally, ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast.
When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, RE Advisers generally adheres to its customized proxy voting policies (“Proxy Policies”), which set forth RE Advisers’ positions on recurring issues. The Proxy Policies are reviewed periodically and updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not covered by the Proxy Policies and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to ISS. The Proxy Policies are part of these Proxy Voting Policies and Procedures.
Although the portfolio manager may consider ISS’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

C.	Adherence to Client Proxy Voting Policies
Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with the Client’s voting policy except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, RE Advisers is required to discharge its duties in accordance with the investment management agreement between RE Advisers and the Funds, subject to the oversight of the Funds’ Board of Directors.
RE Advisers must to the extent possible comply with each Client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective Client’s interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D.	Conflicts of Interest
From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;
•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter;
•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or
•	RE Advisers’ portfolio managers or officers own securities that RE Advisers purchases or recommends for Clients.
RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. Anyone involved in the proxy voting decision making process that has knowledge of a conflict of interest shall disclose such conflict to the President or designee. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:
•	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently or that RE Advisers portfolio managers or officers own the issuer’s securities. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).
•	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.
For any proposal where the President or his designee determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:
In the case of all Clients:
•	Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.
•	Use an Independent Third Party – Subject to any Client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.
In the case of Clients other than the Funds or ERISA Clients:
•	Refer Proposal to the Client – RE Advisers may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the Client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
E.	Operational Procedures
RE Advisers’ Investments Division is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Investments Division will arrange for the Client’s custodian to forward proxy materials to ISS. The Investments Division will also make sure the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify RE Advisers of upcoming meetings. The appropriate portfolio manager at RE Advisers will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. RE Advisers’ Chief Compliance Officer (“CCO”) or its designee will monitor the proxy voting process to ensure that all votes are cast and that the proxy proposals are voted in accordance with the Proxy Policies.
F.	Disclosure of Proxy Voting Intentions
RE Advisers personnel may not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.
G.	Fund Reporting
On a quarterly basis where proxy votes have been cast, RE Advisers shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.
H.	Fund Shareholder’s Request for Proxy Voting Disclosure
RE Advisers shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.
I.	Fund SubAdvisor Monitoring
RE Advisers has delegated proxy voting responsibility to sub-advisors for certain series of the Homestead Funds (the “sub-advisors”). On a quarterly basis, the CCO reviews votes cast for adherence to the sub-advisors’ respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis as part of the Compliance Rule, the CCO evaluates the sub-advisors’ proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the sub-advisors.
J.	Client Information
These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which RE Advisers has proxy voting authority, RE Advisers provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.
In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.
A Fund’s proxy voting record is available (i) on the SEC’s website at sec.gov, and (ii) without charge, to shareholder of the Funds by calling the Funds toll-free number as listed in its current Prospectus. RE Advisers shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.
K.	Recordkeeping
RE Advisers, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.
L.	Amendments
At least annually, RE Advisers shall review and where necessary amend these Proxy Voting Policies and Procedures.

Appendix C:
T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd
T. Rowe Price (Canada), Inc
T. Rowe Price Hong Kong Limited
T. Rowe Price Singapore Private Ltd.
Proxy Voting Policies And Procedures
Responsibility To Vote Proxies
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
Administration of Policies and Procedures
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
How Proxies Are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.
Vote Determination
Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using screen that assesses the long-

term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Services Group is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Services Group to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
Reporting, Record Retention and Oversight
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Appendix D
PROXY VOTING POLICIES AND PROCEDURES
HARDING LOEVNER LP
Introduction
Harding Loevner LP (“Harding Loevner”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of our clients, pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”).
Harding Loevner subscribes to the corporate governance voting recommendations provided by Glass Lewis & Co. LLC.
Statement of Policy
As a matter of policy, Harding Loevner:
•	Has a fiduciary duty to act solely in the best interests of our clients, including exercising voting rights on shares of securities held in client accounts.
•	Takes responsibility for voting client proxies only upon a client’s written request.
•	Votes all proxies in the best interest of our clients as shareholders, i.e., to maximize shareholder value.
•	Considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted, and uses the guidelines developed by Glass Lewis for voting recommendations.
•	Maintains discretion over the voting process and will vote contrary to Glass Lewis recommendations to ensure that the vote is in our clients’ best interests.
•	May determine in certain instances to refrain from voting a particular ballot if, after evaluating all factors we deem relevant, voting is not in the best interest of clients.
•	Identifies and resolves all material proxy-related conflicts of interest in the client’s best interests.
•	Considers a company’s corporate governance practices as part of the investment process and relevant to voting the company’s proxy.
•	Believes that proxy voting is a valuable tool to guide companies on the practice of sound corporate governance.
•	Discloses our clients’ voting records only to them and as required to fulfill regulatory obligations.
Material Conflicts of Interest
Harding Loevner recognizes that there may be a material conflict of interest between its interests and the interests of our clients if Harding Loevner has a client, vendor, or other business relationship with an issuer. Examples of material conflicts of interest include, but are not limited to, the following:
1.	Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that company are held in client accounts; or
2.	A Harding Loevner employee who would otherwise be involved in the decision-making in respect of a particular proposal has a material relationship with the issuer.
If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unbiased, unaffiliated third-party voting recommendations.
Communication regarding voting matters is transparent and available to all members of the investment, client management, and compliance teams via a centralized database. Our proxy voting decisions are subject to review and oversight by, and regular reporting to, our clients. We also complete regulatory filings (i.e., Form N-PX) on a regular basis of voting information.
Description of Voting Procedures
A designated member of the Operations team circulates information about upcoming meetings via our research database to the analyst covering the company (or to a portfolio manager if the covering analyst is unavailable). The related Glass Lewis research report accompanies the meeting information. The analyst reviews the meeting information along with the Glass Lewis recommendations and research report to determine if Harding Loevner will follow the Glass Lewis recommendations or whether the analyst recommends a vote contrary to the Glass Lewis recommendation. The analyst issues his/her voting instructions to Operations, who enters the voting instructions into Broadridge’s ProxyEdge platform.
If Glass Lewis does not issue a recommendation, the designated member of the Operations team will solicit a decision from the covering analyst (or a portfolio manager if the covering analyst is unavailable).
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If there is insufficient time for the investment team member to review the materials (e.g., delayed receipt of information), the Operations team votes in accordance with the Glass Lewis recommendations to ensure the client accounts participate in the shareholder meeting.
A record of the meeting materials, research reports, and discussions (if any), are maintained in Harding Loevner’s research database. The votes are cast on behalf of client accounts and recorded on Broadridge’s ProxyEdge voting platform.
Other Considerations
In certain instances, Harding Loevner may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some potential instances in which a proxy vote might not or will not be entered.
Securities Lending. Harding Loevner may be unable to vote proxies when the underlying securities have been lent out as part of a client’s securities lending program.
Share Blocking. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits us from exercising our investment discretion. We review each proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.
Power of Attorney. Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because the information required includes client identifying information. There are often additional processing fees imposed on the client as well.
Lack of Adequate Information, Untimely Receipt of Materials, or Excessive Costs. Harding Loevner may be unable to complete a thorough and informed review of the proxy materials if the issuer does not provide the information in a timely fashion or if translated materials are not available. Further, Harding Loevner may refrain from entering a vote when, in its judgment, the costs exceed the expected benefits to the client’s account.
No Longer Own the Shares. Harding Loevner will not vote shares in securities that we no longer own in client accounts, even if we owned the securities on the company’s record date.
Wrap Fee Programs. When establishing new accounts or entering into arrangements for new wrap fee programs, we instruct the relevant custodian or wrap program sponsor to set up arrangements with our third-party proxy-voting agent, ProxyEdge, to help ensure that we receive notice of the relevant proxies sufficiently in advance of a meeting to allow us to vote. We will be unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements, or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.
How To Obtain Voting Information
Upon a client’s written request, Harding Loevner will provide information on how shares held in the client’s account were voted. We will also provide to clients a description of our proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client. Contact the client management team at either ICM@hlmnet.com or ManagedAccounts@hlmnet.com for proxy voting information.
Oversight and Recordkeeping
Harding Loevner’s Chief Compliance Officer is responsible for developing, implementing, and updating the proxy voting policies and procedures. The Chief Compliance Officer is also responsible for ensuring the complete and timely submission of any necessary regulatory filings and that disclosures in regulatory documents relating to these proxy voting policies and procedures are complete and accurate. Members of the Investment team (i.e., the covering analyst, or the portfolio manager if the analyst is not available) are responsible for reviewing the information about the meeting and making a timely determination regarding how the votes should be cast. Investment team members are also solicited for their input on the quality and timeliness of the Glass Lewis reports. Harding Loevner’s Operations team is responsible for the day-to-day administration of the proxy voting process.
Harding Loevner maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act. A record of the meeting materials, research reports, and discussions (if any) are maintained in Harding Loevner’s research database. The votes cast on behalf of client accounts are recorded on Broadridge’s ProxyEdge platform and are available to Harding Loevner on demand.
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APPENDIX E
Proxy voting guidelines for U.S. securities
February 2015

Proxy voting guidelines for U.S. securities
Contents
Contents	E-1
Introduction	E-2
Voting guidelines	E-2
Boards and directors	E-2
Auditors and audit-related issues	E-6
Capital structure proposals	E-6
Mergers, asset sales, and other special transactions	E-7
Remuneration and benefits	E-7
Social, ethical and environmental issues	E-9
General corporate governance matters	E-10
Appendix: Our approach to Say on Pay	E-11
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Proxy voting guidelines for U.S. securities
These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters
Boards and directors
Director elections
BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:
•	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.
•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.
•	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.
•	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
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•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.
•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.
•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.
•	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.
Director independence
We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:
•	Employment by the company or a subsidiary as a senior executive within the previous five years
•	Status as a founder of the company
•	Substantial business or personal relationships with the company or the company’s senior executives
•	Family relationships with senior executives or founders of the company
•	An equity ownership in the company in excess of 20%
Board composition and effectiveness
We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or
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assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.
While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
Board size
We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.
Contested director elections
Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.
Cumulative voting for directors
Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may
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support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.
Director compensation and equity programs
We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.
Indemnification of directors and officers
We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.
Majority vote requirements
BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.
Separation of chairman and CEO positions
We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.
Shareholder access to the proxy
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we
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generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.
Equal voting rights
BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.
When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.
Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.
E-6        2015 Proxy voting guidelines for U.S. securities

Stock splits and reverse stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, asset sales, and other special transactions
In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:
•	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.
•	There should be a favorable business reason for the combination.
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.
Poison pill plans
Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
Reimbursement of expenses for successful shareholder campaigns
Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Remuneration and benefits
We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
E-7        2015 Proxy voting guidelines for U.S. securities

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)
BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.
Claw back proposals
Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes
Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	whether we believe that the triggering event is in the best interest of shareholders;
•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;
E-8        2015 Proxy voting guidelines for U.S. securities

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;
•	whether excessively large excise tax gross up payments are part of the payout;
•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or
•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
Option exchanges
BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Pay-for-Superior-Performance
These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Social, ethical and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
E-9        2015 Proxy voting guidelines for U.S. securities

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
E-10        2015 Proxy voting guidelines for U.S. securities

IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholders’ right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Shareholders’ right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
Appendix: Our Approach to Say on Pay
We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.
Beliefs and Expectations Related to Executive Compensation Practices
•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.
E-11        2015 Proxy voting guidelines for U.S. securities

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.
•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.
•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.
•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.
•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.
•	We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.
•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.
•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.
•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.
Say on Pay Analysis Framework
•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.
•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.
•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.
•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.
E-12        2015 Proxy voting guidelines for U.S. securities

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.
•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.
•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.
•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.
•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.
Engagement and Voting on Say on Pay
•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.
•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.
•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:
•	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;
•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;
•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;
•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;
•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or
•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.
E-13        2015 Proxy voting guidelines for U.S. securities

Part C. Other Information
Item 28.	Exhibits.
a.	Articles of Incorporation.

(1)	Articles of Incorporation (4)
(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)
(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)
(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)
(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)
(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)
(7)	Articles of Amendment effective December 31, 2002 (6)
(8)	Articles of Amendment effective June 8, 2006 (8)
(9)	Articles of Amendment effective December 5, 2008 (11)
(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)
(11)	Articles of Amendment to the Articles of Incorporation relating to the International Equity Fund, effective June 29, 2016 (21)
b.	By-Laws. (22)
c.	Instruments Defining Rights of Security Holders.
See Articles of Incorporation, as amended, and By-laws.
d.	Investment Advisory Contracts.
(1) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)
(2) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)
(3) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)
(4) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)
(5) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)
(6) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)
(7) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Equity Fund, and RE Advisers Corporation (10)
(8) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (11)
(9) Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)
(10) Investment Subadvisory Agreement by and between RE Advisers Corporation, on behalf of the International Equity Fund, and Harding Loevner LP (20)
e.	Underwriting Contracts.

(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (16)
f.	Bonus or Profit Sharing Contracts. Not applicable.
g.	Custodian Agreements.

(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)
(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)
(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)
(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)

(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)
(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)
h.	Other Material Contracts.
(1) Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (11)
(2) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc., dated May 1, 2011 (14)
(3) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Services Inc., dated April 22, 2013 (15)
(4) Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (21)
(5) Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)
(6) Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (10)
(7) Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (13)
(8) Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (13)
i.	Legal Opinion. Opinion and Consent of Counsel (8)
j.	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm (23)
(2)	Consent of Ropes & Gray LLP (23)
k.	Omitted Financial Statements. Not applicable.
l.	Initial Capital Agreements.
(1) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)
(2) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)
(3) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)
(4) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)
m.	Rule 12b-1 Plan. Not applicable.
n.	Rule 18f-3 Plan. Not applicable.
o.	Not applicable.
p.	Codes of Ethics.

(1)	Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (22)
(2)	Code of Business Conduct and Ethics for BlackRock, Inc. (22)
(3)	Code of Ethics for Harding Loevner LP (22)
(4)	Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (22)
Other Exhibits:
(1) Powers of Attorney for James F. Perna, Anthony M. Marinello, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, Amy DiMauro, and Danielle Sieverling, each dated March 19, 2015 (Homestead Funds, Inc.) (17)
(2) Powers of Attorney for David O. Beim, Susan J. Carter, Collette Chilton, Neil A. Cotty, Dr. Matina S. Horner, Rodney D. Johnson, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Frederick W. Winter, Barbara G. Novick and John M. Perlowski, each dated February 18, 2016 (S&P 500 Index Master Portfolio, a series of Master Investment Portfolio) (20)

(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.
(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.
(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.
(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.
(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.
(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.
(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.
(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.
(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.
(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.
(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.
(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.
(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.
(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.
(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.
(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.
(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.
(18) Incorporated by reference from Post-Effective Amendment No. 54 to the Registration Statement, SEC File No. 33-35788, filed September 15, 2015.
(19) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement, SEC File No. 33-35788, filed January 12, 2016.
(20) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2016.
(21) Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement, SEC File No. 33-35788, filed September 9, 2016.
(22) Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2017.
(23) To be filed by amendment.
Item 29.	Persons Controlled By Or Under Common Control With The Fund.
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.
(a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director or officer of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his or her service “Service” in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”), against any Expenses (as defined in the By-Laws) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law. The rights to indemnification and advance of expenses provided by the Charter and the By-Laws shall vest immediately upon election of a director or officer. Homestead Funds may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Homestead Funds and such employee or agent of the Homestead Funds shall be deemed to be an Indemnitee hereunder to the extent of such Board determination.
(b) Disabling Conduct. Pursuant to Article 10, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.
(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee, within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of Expenses or advances of Expense by the Homestead Funds under any agreement to which the Homestead Funds is a party or under applicable law or the Homestead Fund’s Articles of Incorporation or By-Laws now or hereafter in effect relating to indemnification for such person’s Service; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.
(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in or arising out of his or her position, whether or not Homestead Funds would have the power to indemnify him or her against such liability.
(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31.	Business And Other Connections Of The Investment Adviser.
Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.
Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

Name	Position And Organization
James D. Matheson President, Chief Executive Officer and Director	Director, President and Chief Executive Officer of Homestead Funds (2017-present); Chief Executive Officer, NRECA (2016- present); Principal, Squire Patton Boggs (2015-2016); Member of the US House of Representatives (2001-2015)

Name	Position And Organization
Beth Civerolo Vice President and Director	Vice President and Director, RE Investment Corporation (2017-present); Director Mutual Fund Operations (2014 to present); Manager Investment Services (2007 to 2014)
Amy M. DiMauro Treasurer and Director	Treasurer, Homestead Funds (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)
Martin J. Lowery Director	Executive Vice President, Member and Association Relations of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present); Director, Ralph K. Morris Foundation (2008-present); Director, National Cooperative Bank (2013-present); Director, International Cooperative Alliance (2013-present)
Danielle C. Sieverling Chief Compliance Officer and Secretary	Chief Compliance Officer, Homestead Funds (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, Chief Executive Officer, and Director, RE Investment Corporation (2017-present); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Executive Director of Management Advisory Services, NRECA (2007-2008)
Item 32.	Principal Underwriters.
(a)	RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.
(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

Name And Principal Business Address*	Positions And Offices With Underwriter	Positions And Offices With Fund
Danielle Sieverling	President, Director and Chief Compliance Officer	Chief Compliance Officer
Amy DiMauro	Treasurer and Director	Treasurer
Beth Civerolo	Vice President and Director	None
Monica Ollivierre	Secretary	None
*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.
Item 33.	Location of Accounts And Records.
All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Harding Loevner LP, 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.
Item 34.	Management Services.
Not applicable.
Item 35.	Undertakings.
Not applicable.

Signatures
This Registration Statement contains certain disclosures regarding the S&P 500 Index Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of Homestead Funds, Inc. (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on March 1, 2018. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.
Master Investment Portfolio S&P 500 Index Master Portfolio
By: /s/ John M. Perlowski John M. Perlowski President and Chief Executive Officer
This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on March 1, 2018. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.
/s/ John M. Perlowski John M. Perlowski	Trustee, President and Chief Executive Officer (Principal Executive Officer)	March 1, 2018
/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	March 1, 2018
Susan J. Carter* Susan J. Carter	Trustee	March 1, 2018
Collette Chilton* Collette Chilton	Trustee	March 1, 2018
Neil A. Cotty* Neil A. Cotty	Trustee	March 1, 2018
Rodney D. Johnson* Rodney D. Johnson	Trustee	March 1, 2018
Cynthia A. Montgomery* Cynthia A. Montgomery	Trustee	March 1, 2018
Joseph P. Platt* Joseph P. Platt	Trustee	March 1, 2018
Robert C. Robb, Jr.* Robert C. Robb, Jr.	Trustee	March 1, 2018
Mark Stalnecker* Mark Stalnecker	Trustee	March 1, 2018
Kenneth L. Urish* Kenneth L. Urish	Trustee	March 1, 2018
Claire A. Walton* Claire A. Walton	Trustee	March 1, 2018
Frederick W. Winter* Frederick W. Winter	Trustee	March 1, 2018
Robert Fairbairn* Robert Fairbairn	Trustee	March 1, 2018

* By:	/s/ Benjamin Archibald Benjamin Archibald (Attorney-in-Fact)
*	As Attorney-in-Fact pursuant to the power of attorney, dated February 18, 2016, as incorporated by reference to Post-Effective Amendment No.60.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 1st day of March, 2018.
Homestead Funds, Inc.
By: /s/ James D. Matheson James D. Matheson President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
James F. Perna* James F. Perna	Chairman of the Board and Director	March 1, 2018
/s/ James D. Matheson James D. Matheson	President, Chief Executive Officer and Director	March 1, 2018
Anthony M. Marinello* Anthony M. Marinello	Director	March 1, 2018
Douglas W. Johnson* Douglas W. Johnson	Director	March 1, 2018
Sheldon C. Petersen* Sheldon C. Petersen	Director	March 1, 2018
Kenneth R. Meyer* Kenneth R. Meyer	Director	March 1, 2018
Mark Rose* Mark Rose	Director	March 1, 2018
Peter J. Tonetti* Peter J. Tonetti	Director	March 1, 2018
Amy M. DiMauro* Amy M. DiMauro	Treasurer	March 1, 2018

*By:	/s/ Danielle C. Sieverling Danielle C. Sieverling Chief Compliance Officer Signed pursuant to Powers of Attorney